UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12

STORM CAT ENERGY CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notice of Annual General Meeting of Shareholders
To Be Held on June 21, 2007

DEAR SHAREHOLDERS:

We cordially invite you to attend the Annual General Meeting of the shareholders of Storm Cat Energy Corporation (the “Company”), which will be held on June 21, 2007 at 10:00 a.m., Pacific daylight time, at the offices of Bull, Housser & Tupper LLP, located at 30th Floor, 1055 West Georgia Street, Vancouver, British Columbia for the following purposes:

1.                 To elect six directors to serve for one-year terms on the board of directors of the Company;

2.                 To ratify the Audit Committee’s selection of and appoint Hein & Associates LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2007;

3.                 To approve an amendment to the Company’s Amended and Restated Share Option Plan with respect to blackout period option expiration dates;

4.                 To approve an amendment to the Company’s Amended and Restated Share Option Plan to include more detailed provisions regarding director discretionary authority to amend the Amended and Restated Share Option Plan or an outstanding option without shareholder approval;

5.                 To approve an amendment to the Company’s Restricted Share Unit Plan to include more detailed provisions regarding director discretionary authority to amend the Restricted Share Unit Plan or an outstanding restricted share unit without shareholder approval; and

6.                 To transact such other business as may properly come before the Annual General Meeting of the shareholders or any adjournments or postponements thereof.

These items of business are more fully described in the proxy statement accompanying this notice.

The board of directors has fixed the close of business on Monday, May 7, 2007 as the record date for determining the shareholders entitled to notice of and to vote at the Annual General Meeting or at any adjournment or postponement thereof. Therefore, shareholders who own common shares of the Company at the close of business on that date are entitled to notice of and to vote at the meeting.

Only shareholders and persons holding proxies from shareholders may attend the meeting. If your shares are registered in your name, you should bring a form of identification to the meeting. If your shares are held in the name of a broker, trust, bank or other nominee you will need to bring a proxy or letter from that broker, trust, bank or other nominee that confirms you are the beneficial owner of those shares.

Shareholders who are unable to personally attend the meeting are requested to read the enclosed form of proxy and complete, date, sign and mail the enclosed form of proxy in the accompanying postage prepaid return envelope, or to complete the proxy by telephone or Internet, in accordance with the instructions set out in the form of proxy. If your shares are held in the name of a broker, trust, bank or other nominee and receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by your broker or by the other intermediary. Failure to do so may result in your shares not being eligible to be voted by proxy at the meeting.

THE ENCLOSED PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS. THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSED ITEMS. YOUR VOTE IS VERY IMPORTANT.

ALL SHAREHOLDERS ARE EXTENDED A CORDIAL INVITATION
TO ATTEND THE ANNUAL GENERAL MEETING OF SHAREHOLDERS

By Order of the Board of Directors,
/s/ Paul Wiesner
Denver, Colorado April 30, 2007	Paul Wiesner Chief Financial Officer, Treasurer and Secretary

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PROXY STATEMENT

SOLICITATION OF PROXIES

This proxy statement is provided in connection with the solicitation of proxies by the board of directors of Storm Cat Energy Corporation, a corporation organized under the laws of British Columbia, for use at the Annual General Meeting of the shareholders, to be held on June 21, 2007 at 10:00 a.m., Pacific daylight time, or any adjournment or postponement thereof, at the offices of Bull, Housser & Tupper LLP, located at 30th Floor, 1055 West Georgia Street, Vancouver, British Columbia (the “Annual Meeting”). The Company maintains its principal executive offices at 1125 17th Street, Suite 2310, Denver, Colorado 80202. We use the terms the “Company,” “Storm Cat,” “we,” “us” and “our” to refer to Storm Cat Energy Corporation in this proxy statement.

This proxy statement and the accompanying form of proxy are expected to first be sent or given to shareholders beginning on or about May 15, 2007. While it is expected that the solicitation will be primarily by mail, proxies may be solicited personally or by telephone by the directors and regular employees of the Company. All costs of solicitation will be borne by the Company. The Company will pay for preparing, assembling and mailing this proxy statement and any other proxy materials transmitted on behalf of the board of directors. The Company will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding proxy materials to the beneficial owners of the Company’s common stock.

This proxy statement is being sent to both registered and non-registered owners of common shares of the Company. If you are a non-registered owner, and the Company or its agent has sent these materials directly to you, your name and address and information about your holdings of common shares have been obtained in accordance with applicable securities regulatory requirements from the intermediary holding on your behalf. By choosing to send these materials to you directly, the Company (and not the intermediary holding on your behalf) has assumed responsibility for (1) delivering these materials to you, and (2) executing your proper voting instructions. Please return your voting instructions as specified in the form of proxy. For further information relating to non-registered owners see the discussion below under the heading “Information For Non-Registered (Beneficial) Owners Of Common Shares”.

APPOINTMENT AND REVOCATION OF PROXIES

The individuals named in the accompanying proxy are directors and/or officers of the Company and will represent management of the Company at the Annual Meeting. A SHAREHOLDER WISHING TO APPOINT SOME OTHER PERSON (WHO NEED NOT BE A SHAREHOLDER) TO REPRESENT HIM AT THE ANNUAL MEETING HAS THE RIGHT TO DO SO, EITHER BY INSERTING SUCH PERSON’S NAME IN THE BLANK SPACE PROVIDED IN THE FORM OF PROXY AND STRIKING OUT THE TWO PRINTED NAMES OR BY COMPLETING ANOTHER FORM OF PROXY. A proxy will not be valid unless the completed, dated and signed form of proxy is received by Computershare Investor Services Inc. not less than 48 hours (excluding Saturdays, Sundays and holidays) before the time for holding the Annual Meeting or any adjournment thereof, or is delivered to the Chairman of the Annual Meeting prior to the commencement of the Annual Meeting or an adjourned meeting. The mailing address of Computershare Investor Services Inc., 100 University Avenue, 11th Floor,

Toronto, Ontario, Canada M5J 2Y1. Registered shareholders may also deposit their proxies through telephone and Internet services made available by Computershare Investor Services Inc. See the attached form of proxy for further instructions.

A shareholder who has given a proxy may revoke it by an instrument in writing executed by the shareholder or by his attorney authorized in writing or, where the shareholder is a corporation, by a duly authorized officer or attorney of the corporation, and delivered either to the registered office of the Company, 3000 - 1055 West Georgia Street, Vancouver, British Columbia, Canada V6E 3R3, at any time up to and including the last business day preceding the day of the Annual Meeting, or if adjourned, any reconvening thereof, to the Chairman of the Annual Meeting on the day of the Annual Meeting or, if adjourned, any reconvening thereof or in any other manner provided by law. A revocation of a proxy does not affect any matter on which a vote has been taken prior to the revocation. Proxies in the form enclosed, unless revoked, will be voted at the Annual Meeting as directed by you on the form or, in the absence of such direction, in favor of Proposals 1, 2, 3, 4 and 5 at the Annual Meeting.

INFORMATION FOR NON-REGISTERED (BENEFICIAL) OWNERS OF COMMON SHARES

Common shares owned by many shareholders of the Company are not registered on the records of the Company in the beneficial shareholders’ own name. Rather, such common shares are registered in the name of a securities dealer, bank or other intermediary, or in the name of a clearing agency (referred to in this proxy statement as “intermediaries”). Shareholders who do not hold their common shares in their own name (referred to in this proxy statement as “non-registered owners”) should note that only registered shareholders or duly appointed proxyholders are permitted to vote at the Annual Meeting. A non-registered owner cannot be recognized at the Annual Meeting for the purpose of voting his common shares unless such holder is appointed by the applicable intermediary as a proxyholder.

Non-registered owners who have not objected to their intermediary disclosing certain ownership information about themselves to the Company are referred to as “NOBO’s.” Those non-registered owners who have objected to their intermediary disclosing ownership information about themselves to the Company are referred to as “OBO’s.”

In accordance with applicable securities regulatory policy (National Instrument 54-101 of the Canadian Securities Administrators) the Company has elected to seek voting instructions directly from NOBO’s. The Intermediaries (or their service companies) are responsible for forwarding this proxy statement and the proxy to each OBO, unless the OBO has waived the right to receive them.

Proxy statements sent to non-registered owners who have not waived the right to receive proxy statements are accompanied by a request for voting instructions (a “VIF”). This form is provided instead of a proxy. By returning the VIF in accordance with the instructions noted on it a non-registered owner is able to instruct the registered shareholder how to vote on behalf of the non-registered owner. VIF’s, whether provided by the Company or by an intermediary, should be completed and returned in accordance with the specific instructions noted on the VIF.

In either case, the purpose of this procedure is to permit non-registered owners to direct the voting of the common shares that they beneficially own. If a non-registered owner who receives a VIF wishes to attend the Annual Meeting or have someone else attend on his behalf, then the non-registered owner may request a legal proxy as set forth in the VIF, which will grant the non-registered owner or his nominee the right to attend and vote at the Annual Meeting.

IF YOU ARE A NON-REGISTERED OWNER AND WISH TO VOTE IN PERSON AT THE ANNUAL MEETING, PLEASE REFER TO THE INSTRUCTIONS SET OUT ON THE “REQUEST FOR VOTING INSTRUCTIONS” (VIF) THAT ACCOMPANIES THIS PROXY STATEMENT.

EXERCISE OF DISCRETION

Common shares represented by proxy are only entitled to be voted on any poll and, where a choice with respect to any matter to be acted upon has been specified in the form of proxy, the common shares will, on a poll, be voted or withheld from voting in accordance with the specification so made.

SUCH COMMON SHARES WILL ON A POLL BE VOTED FOR EACH MATTER FOR WHICH NO CHOICE HAS BEEN SPECIFIED BY THE SHAREHOLDER.

VOTING AT THE ANNUAL MEETING

The common shares of the Company are listed on the American Stock Exchange (“AMEX”) and the Toronto Stock Exchange (“TSX”). The only voting securities of the Company are its common shares. Only shareholders of record at the close of business on May 7, 2007, the date selected as the record date by the board of directors, are entitled to vote their common shares at the Annual Meeting. Each holder of common shares is entitled to one vote per share of common shares on each matter submitted to the shareholders for vote. At the close of business on April 30, 2007, 80,939,820 common shares were outstanding and entitled to vote.

At least two shareholders of an aggregate of 5% of the issued common shares who are present, in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting or any adjournment or postponement thereof. Directors are elected by a plurality of the affirmative votes cast by the shareholders present at the Annual Meeting in person or by proxy, and entitled to vote. Cumulative voting is not permitted in the election of directors. The affirmative vote of the holders of a majority of the voting power of the common shares present at the Annual Meeting, in person or by proxy, and entitled to vote, and actually cast is necessary for ratification and appointment of the Company’s auditors, for approval of each of the amendments to the Company’s Amended and Restated Share Option Plan and for approval of the amendment to the Company’s Restricted Share Unit Plan. If the ratification of the selection and appointment of auditors is not approved, the Audit Committee of the board of directors will review its future selection of auditors.

Abstentions and broker non-votes are not relevant to the election of directors. Abstentions and broker non-vote will have no effect on the vote on the proposal for the ratification and appointment of the Company’s auditors, the proposals for the amendment to the Company’s Amended and Restated Share Option Plan or the proposal for the amendment to the Company’s Restricted Share Unit Plan. A “broker non-vote” occurs if you do not provide the record holder of your shares (usually a bank, broker, or other nominee) with voting instructions on a matter and the holder is permitted to vote, but does not vote, on the matter without instructions from you under the AMEX rules.

Unless you indicate otherwise on your proxy card, the persons named as your proxies will vote your shares: “FOR” all of the nominees for director named in this proxy statement; “FOR” the ratification and appointment of Hein & Associates LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2007; “FOR” the amendment to the Company’s Amended and Restated Share Option Plan with respect to blackout period option expiration dates; “FOR” the amendment to the Company’s Amended and Restated Share Option Plan to include detailed provisions regarding director discretionary authority to amend the Amended and Restated Share Option Plan or an outstanding option without shareholder approval; and  “FOR” the amendment to the Company’s Restricted Share Unit Plan to include detailed provisions regarding director discretionary authority to amend the Restricted Share Unit Plan or an outstanding restricted share unit without shareholder approval.

PROPOSAL 1. ELECTION OF DIRECTORS

Storm Cat’s business and affairs are managed under the direction of the board of directors, which is currently comprised of seven members. The size of the board of directors may be fixed from time to time by the board of directors as provided in the Articles of the Company. The board of directors has determined, upon the recommendation of the nominating committee, not to nominate Mr. Zimmerman for re-election to the board of directors, and upon the expiration of his term at the annual meeting, the size of the board will be reduced from seven to six.

The term of office of each of the present directors expires at the Annual Meeting. At this Annual Meeting, there are six nominees for election to the board of directors, each of whom, if elected, will serve until the next annual general meeting of the shareholders or until his successor is elected or appointed, unless his office is earlier vacated in accordance with the Articles of the Company, or with the provisions of the British Columbia Business Corporations Act (the “Business Corporations Act”). Management does not contemplate that any of these nominees will be unable to serve as a director. The names of each nominee and continuing director, their respective ages (as of April 30, 2007), the province or state and country in which each is ordinary resident, periods during which they have served the Company as a director, position (if any) with the Company, business experience during at least the past five years and directorships of other publicly-owned corporations appear below. The number of our common shares beneficially owned by each nominee, directly or indirectly, or over which control or direction is exercised, is set out below under “Beneficial Ownership of Voting Securities.”  There are no family relationships among any director, executive officer, or any person nominated or chosen by the Company to become a director.

Each nominee is an incumbent director and has consented to be named herein and to serve on the board of directors if elected. If any of these director nominees should be unavailable for election at the time of the Annual Meeting, which is not anticipated, the proxies will be voted for such other person as may be recommended by the board of directors in place of each such nominee.

Nominees for Director

Robert J. Clark (62), Colorado, USA. Mr. Clark has been our director since January 2006. Mr. Clark is a 38-year veteran of the oil and gas industry. Mr. Clark is President of Bear Cub Energy, LLC, a privately held gas gathering and processing company, which he founded in 2001. In 1995, Mr. Clark formed a predecessor company, Bear Paw Energy LLC, which was sold in early 2001 to Northern Border Partners. Earlier experience included officer positions with Snyder Oil Corporation, Ladd Petroleum Corporation and NICOR, Inc.  Mr. Clark currently serves on the board of Evergreen Energy Inc. and is a member of the board of Managers for Bear Cub Energy, LLC and Fluid Compressor Partners LLC. He most recently served on the board of directors for Evergreen Resources, Inc., sold in late 2004,  and Patina Oil and Gas Corporation, sold in early 2005.

Michael O’Byrne (46), Alberta, Canada. Mr. O’Byrne has been our director since September 2003. Mr. O’Byrne has been involved in the oil and gas business for over 10 years as a Landman, Land Manager and Vice-President, Land. Mr. O’Byrne has been serving as President of OMJ Land Services Ltd. specializing in preparation of joint-venture documentation and other areas of oil and gas administration, since June 1992 and was previously the Vice President of Land and a principal of Golden Eagle Energy, Ltd. He is currently Vice-President, Land for Unbridled Energy, a Canadian public oil and gas company, and a director and Principal of White Max Energy, Ltd., a private oil and gas production company.

Robert Penner (63), Alberta, Canada. Mr. Penner has served as our director since January 2005. Mr. Penner is a Chartered Accountant and was a senior tax partner with KPMG, LLP from until his retirement in April 2004. Mr. Penner was with KPMG, LLP from March 1965 until his retirement. He has over 35 years of public accounting experience, and specialized in advising clients on Canadian and international tax matters, with a particular emphasis on the taxation and financing of oil and gas and natural resource projects. He is a member of the Canadian Institute of Chartered Accountants and the Institute of Chartered Accountants of Alberta and Manitoba. He currently serves as a director of

Sustainable Energy Technology Ltd, a manufacturer of energy converters traded on the TSX Venture Exchange; Terra Energy, a Canadian oil and gas production company traded on the TSX Venture Exchange; Corridor Resources Inc., a Canadian TSX Venture listed oil and gas company and Golden Eagle Energy Ltd., an unlisted Canadian oil and gas company.

Jon Whitney (62), Colorado Springs, USA. Mr. Whitney has served as our director since May 2006. Mr. Whitney was with Colorado Interstate Gas Company from 1968 to 2001, serving as President and Chief Executive Officer from 1990 until its merger with the El Paso Corporation in 2001. Since 2001, Mr. Whitney has been a member of Peak Energy Ventures, a natural gas consulting company. He is currently a director of American Oil & Gas, Inc.

David Wight (66), Alaska, USA. Mr. Wight has served as our director since May 2006. Mr. Wight was President and Chief Executive Officer of Alyeska Pipeline Service Company from July 2000 until his retirement in January 2006. Prior to joining Alyeska, Mr. Wight served as President of BP Amoco Energy Company of Trinidad and Tobago for eight years. Mr. Wight was also previously a director of Alaska Oil and Gas Association, the API and the Association of Oil Pipelines, from which positions he resigned upon his retirement. He is a member of many industry associations, including the Petroleum Engineering Board with the Texas Tech University.

Michael J. Wozniak (52), Colorado, USA. Mr. Wozniak has served as our director since June 2005. Mr. Wozniak was a  partner in the Environmental, Natural Resources and Energy Group of the international law firm of Dorsey & Whitney LLP from March 2002 until July 2005, where he also served as Partner-in-Charge of the Denver office. Mr. Wozniak is a current and founding partner of Beatty & Wozniak LLC, a natural resources law firm located in Denver, Colorado. He has been a partner with Beatty & Wozniak LLC since July 2005.

The board of directors unanimously recommends a vote “FOR” the election of each of the nominees to serve as a director.

EXECUTIVE OFFICERS

Shown below are the names, ages as of April 19, 2007, and current positions of the executive officers of the Company. There are no family relationships between any of the persons listed below, or between any of such persons and any of the directors of the Company or any persons nominated or chosen by the Company to become a director or executive officer of the Company.

Name	Age	Position
Keith Knapstad	44	Acting President and Chief Executive Officer
Paul Wiesner	42	Chief Financial Officer, Treasurer and Secretary
Donald Martin	49	Vice President of Canadian and International Operations

Keith Knapstad.   Mr. Knapstad is our Acting President and Chief Executive Officer. He will remain in that role until a permanent President and Chief Executive Officer is appointed. Prior to taking that role, Mr. Knapstad was the Company’s Executive Vice President and Chief Operating Officer from December 2006 to March 2007 and Vice President, Operations (USA) from April 2005 to December 2006. Prior to joining the Company, Mr. Knapstad was the Manager of Powder River Basin Assets for J. M. Huber Corporation, a privately held corporation with extensive unconventional resource holdings since May 2003. Prior to Huber, Mr. Knapstad worked for Marathon Oil Company from 1990 to 2005 as a senior engineer.

Paul Wiesner.   Mr. Wiesner is our Chief Financial Officer, Treasurer and Secretary. He has been the Chief Financial Officer since March 2005 and Secretary and Treasurer since June 2005. Prior to joining the Company, Mr. Wiesner was the Chief Financial Officer for NRT Colorado Inc., a corporation with over 150 employees and 20 locations, from April 2002 to March  2005.

Donald Martin.   Mr. Martin is our Vice President of Canadian and International Operations and has served as such since August 2005. Prior to joining the Company, Mr. Martin was with Nytis Exploration

Company as Vice President of Exploitation, a private Canadian based exploration and production company from November 2004 to August 2005, with Evergreen Resources as the Vice President of Exploration from October 2003 to October 2004, and with Carbon Energy Corp. as Senior Geologist from February 2001 to October 2003. Mr. Martin is a member of the Association of Professional Engineers, Geologists and Geophysicists of Alberta and the Canadian Society of Petroleum Geologists.

CORPORATE GOVERNANCE

Corporate governance is the process and structure used to direct and manage the business and affairs of an issuer with the objective of enhancing value for its owners. National Instrument 58-101 of the Canada Securities Administrators—Disclosure of Corporate Governance Practices (“NI 58-101”) requires the Company to disclose in this proxy statement a summary of its corporate governance protocols.

Code of Business Conduct and Ethics

The board of directors has adopted a Code of Business Conduct and Ethics  applicable equally to the Company’s directors, officers and employees. The code sets forth, among other things, the Company’s conflict of interest policy and policies for the protection of the Company’s property, proprietary information and integrity of records and financial reports, equal opportunities, political activities and contributions, protection of the health and safety of the Company’s employees, officers and directors.

The Company regards maintaining a culture of ethical business conduct and social responsibility as critically important. Management consistently strives to instill the Company’s principles into the practices and actions of the Company’s management and staff. The board monitors compliance with the code by requiring management and supervisors to assume responsibility for the conduct of those who report to them. This means ensuring that the code is clearly communicated, leading by example, establishing and maintaining controls designed to prevent or detect breaches, appropriately investigating situations which may indicate a breach and dealing appropriately with known breaches. All known or suspected breaches of the code are required to be reported to a supervisor, general manager, the Chief Executive Officer, or the Chief Financial Officer. All known or suspected instances of fraud are required to be reported to the Audit Committee, who report all complaints and allegations to the board of directors for investigation.

The Code of Conduct calls on all directors, officers and employees of the Company to strive to avoid situations that create, have the potential to create, or create the appearance of, a conflict of interest. A director or officer who has a material interest in any transaction or agreement that comes before the board for decision is required to disclose his or her interest to the board members and to abstain from any vote taken on the matter.

A copy of the Code of Business Conduct and Ethics is available on the Company’s website at www.stormcatenergy.com under “Corporate Governance,” on SEDAR at www.sedar.com or in print, without charge, to any shareholder who sends a request to the office of the Secretary of Storm Cat Energy Corporation at 1125 17th Street, Suite 2310, Denver, Colorado 80202.

Board Mandate

The board of directors is responsible for supervising management in carrying on the business and affairs of the Company. Directors are required to act and exercise their powers with reasonable prudence in the best interests of the Company. In discharging its mandate, the board is responsible for the oversight and review of the development of, among other things, the following matters:

•       the strategic planning process of the Company;

•       identifying the principal risks of the Company’s business and ensuring the implementation of appropriate systems to manage these risks;

•       planning for succession of management;

•       the Company’s policies regarding communications with its shareholders and others; and

•       the integrity of the internal controls and management information systems of the Company.

In carrying out its mandate, the board relies primarily on management to provide it with regular detailed reports on the operations of the Company and its financial position. The board reviews and assesses these reports and other information provided to it at meetings of the full board and of its committees. Other management personnel regularly attend board meetings to provide information and answer questions, including our acting President and Chief Executive Officer, Keith Knapstad. Directors also consult from time to time with management. At least annually, the board reviews management’s report on its business and strategic plan and any changes with respect to risk management and succession planning.

Board and Committee Information

The board of directors held eleven meetings during 2006. During 2006 each of our incumbent directors, other than Mr. Wight, attended at least 75% of the total number of meetings held by the board of directors and by the committees of the board of directors on which they served for the period during which he was a member.

Chris Dyakowski resigned from the board of directors in January 2006; Craig Steinke retired as a director in April 2006; Robert Clark joined the board of directors in January 2006; and David Wight and Jon Whitney each joined the board of directors in May 2006. The attendance record of the directors at board meetings held during 2006 was as follows:

Director	2006 Board of Directors Meetings
J. Scott Zimmerman	11 of 11
Michael J. O’Byrne	9 of 11
Robert D. Penner	11 of 11
Michael J. Wozniak	8 of 11
Robert J. Clark	10 of 11
Craig Steinke	3 of 4
David G. Wight	3 of 7
Jon R. Whitney	7 of 7
Chris Dyakowski	1 of 1

The attendance record of the directors at board meetings held in 2007 to date is as follows:

Director	2007 Board of Directors Meetings
J. Scott Zimmerman	7 of 8
Michael J. O’Byrne	7 of 8
Robert D. Penner	5 of 8
Michael J. Wozniak	8 of 8
Robert J. Clark	8 of 8
David G. Wight	7 of 8
Jon R. Whitney	8 of 8

Communications with the Board

Interested parties, including our shareholders, desiring to communicate with our board members, including the non-management directors as a group, may do so by mailing a request to Secretary, Storm Cat Energy Corporation, at 1125 17th Street, Suite 2310, Denver, Colorado 80202. Pursuant to the instruction of the Company’s non-management directors, the Secretary will review inquiries and if they are relevant to, and consistent with our operations, policies and procedures, they will be forwarded to the director or directors to whom it is addressed. Inquiries not forwarded will be retained by the Company and will be made available to any director on request.

Shareholder Recommendations of Candidates for Director

Shareholders wishing to recommend candidates to the Nominating Committee for consideration as directors should submit a written recommendation to the office of the Secretary, Storm Cat Energy Corporation, at 1125 17th Street, Suite 2310, Denver, Colorado 80202. The Nominating Committee employs a process for evaluating all candidates for director, including those recommended by shareholders. See the discussion under the heading “Corporate Governance—Nominating Committee.”

Independence

As at the date hereof, the Board of Directors of the Company consists of seven directors, six of whom are independent directors under the applicable listing standards of the AMEX and five of whom are independent directors pursuant to the requirements of NI 58-101. Pursuant to the AMEX listing standards, a director will be considered an independent director if he or she is not an executive officer or employee of the Company and if the board of directors makes an affirmative determination that the director does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, and is not otherwise deemed not to be independent. Applying the AMEX listing standards, the directors determined that each of Michael O’Byrne, Robert Penner, Michael Wozniak, Robert Clark, David Wight and Jon Whitney is an independent director. Mr. Zimmerman is not considered to be an independent director under AMEX listing standards because he was an executive officer of the Company until his resignation in April 2007. In determining whether the members of the board of directors are independent under the AMEX standards, the board took into consideration the arrangements for legal services between the Company and Beatty & Wozniak, P.C., a law firm of which Mr. Wozniak is a partner. The board determined that the arrangements did not affect Mr. Wozniak’s independence under the listing standards of AMEX. See “Related Party Transactions” for more information.

Pursuant to NI 58-101 a director is considered independent if he has no direct or indirect relationship with the Company which could, in the view of the board, reasonably be expected to interfere with the exercise of his independent judgment, and is not otherwise deemed not to be independent. Applying the criteria in NI 58-101, each of Michael O’Byrne, Robert Penner, Robert Clark, David Wight and Jon Whitney is an independent director. Mr. Zimmerman is not considered to be an independent director because he was an executive officer of the Company until his resignation in April 2007. Mr. Wozniak is not considered to be an independent director under NI 58-101 due to the arrangements for legal services between the Company and Beatty & Wozniak, P.C., a law firm of which Mr. Wozniak is a partner. See “Related Party Transactions” for more information.

The independent members of the board believe that their majority on the board, their sophistication and their knowledge of the Company’s business are sufficient to facilitate the functioning of the board independently of management and to provide for open and candid discussion among the independent directors.

Executive Sessions

The independent directors hold regularly scheduled meetings without the non-independent directors and other members of management in attendance and are able to hold such meetings whenever they wish.

Attendance at Annual Meetings

We encourage, but do not require, our board members to attend our annual general meeting of shareholders. Last year, each of our seven directors serving at the time of the annual general meeting attended the annual general meeting of shareholders.

Committees

Our board of directors has established four standing committees. The standing committees consist of an Audit Committee, Compensation Committee, Nominating Committee and Executive Committee. Each of the standing committees, other than the Executive Committee, is comprised entirely of independent directors. Copies of the charter for each standing committee, other than the Executive Committee which has not formally adopted a charter, are available on our website at www.stormcatenergy.com under “Corporate Governance.”

The functions performed by each of the committees are briefly described below.

Audit Committee

The members of the Audit Committee during 2006 and as of the date of this proxy statement are Messrs. Penner, Clark and Whitney. Mr. Penner is the Chairman of the Audit Committee. The Audit Committee met five times during 2006. The Audit Committee has the responsibility of assisting the board of directors’ oversight of the quality and integrity of the Company’s financial statements and other financial information, the compliance of such statements and information with legal and regulatory requirements, the qualifications and independence of the Company’s independent registered public accounting firm, and the performance of the Company’s internal accounting procedures and the independent registered public accounting firm. The Audit Committee operates under an Audit Committee charter adopted by our board of directors, a copy of which is available on our website at www.stormcatenergy.com under “Corporate Governance.”

The members of the Audit Committee do not have fixed terms for holding their positions, are appointed by, and may be replaced by, the board of directors. Each of the members serving on our Audit Committee satisfies the standards for independence of AMEX and the SEC as they relate to audit committees. Our board of directors believes each of the members of the Audit Committee is financial literate and Mr. Penner qualifies as an “audit committee financial expert” within the meaning of the regulations of the SEC.

Compensation Committee

The members of the Compensation Committee during 2006 and as of the date of this proxy statement are Messrs. Wight, O’Byrne and Wozniak. Mr. Wozniak is the Chairman of the Compensation Committee. The Compensation Committee met five times during 2006. The Compensation Committee is responsible for assisting the board of directors in discharging their responsibilities relating to compensation of officers and directors and overseeing the Company’s compensation structure, including equity compensation plans and benefit programs. The Compensation Committee has the authority to retain, at the Company’s expense, outside consultants, legal counsel and other advisors as it deems appropriate to assist it in its performance of its responsibilities, including the authority to approve such advisors’ fees and other engagement terms. The Compensation Committee’s duties and responsibilities include reviewing and approving corporate goals and objectives relevant to the compensation of the Company’s executive officers, evaluating their performance, and as a committee, determining and recommending our executive officers’ compensation levels based on such evaluations. The Compensation Committee also reviews and discusses the Compensation Discussion and Analysis with our management, and based on such review and discussions, recommended to the board of directors that the Compensation Discussion and Analysis be included in this proxy statement. The Compensation Committee operates under a Compensation Committee charter adopted by our board of directors, a copy of which is available on our website at www.stormcatenergy.com under “Corporate Governance.”

The members of the Compensation Committee do not have fixed terms for their positions, are appointed by, and may be replaced by, the board of directors. Each of the members of the Compensation Committee satisfies the standards for independence of AMEX.

Nominating Committee

The members of the Nominating Committee during 2006 and as of the date of this proxy statement are Messrs. O’Byrne, Clark and Wozniak. Mr. Wozniak is the Chairman of the Nominating Committee. The Nominating Committee met one time during 2006.  The Nominating Committee is responsible for assisting the board of directors in identifying individuals qualified to be members of the board of directors, to recommend director nominees, to assist the board in the event of any vacancy on the board and to recommend qualified individuals to fill any vacancies, and to recommend to  the board director nominees for board committees. The mandate of the Nominating Committee includes overseeing the effective functioning of the board, which includes a periodic review of the effectiveness of the board as a whole and of the composition of the board. To date, given the small size of the board and the frequency with which its meetings are held, the board has not found it necessary to institute any formal process in order to satisfy itself that the board, its committees and its individual directors are performing effectively. The Nominating Committee is entitled to rely, in good faith, on information, opinions, reports of statements or other information prepared by officers or other employees of the Company, counsel, public accounts or other persons of similar professional competence. The Nominating Committee operates under a Nominating Committee charter adopted by the board of directors, a copy of which is available at www.stormcatenergy.com under “Corporate Governance.”

The members of the Nominating Committee do not have fixed terms for their positions, are appointed by, and may be replaced by, the board of directors. Each of the members of the Nominating Committee satisfies the standards for independence of AMEX.

Executive Committee

The Executive Committee was formed in June 2006. The members of the Executive Committee during 2006 and as of the date of this proxy statement are Messrs. Zimmerman, Clark and Wight. Mr. Clark is the Chairman of the Executive Committee. The Executive Committee met one time during 2006.  The purpose of the Executive Committee is to assist the board of directors during intervals between meetings of board of directors when meetings of board of directors may be impractical, to review and consider material issues prior to their submission to the board of directors and to transact routine and administrative board matters between board of directors meetings. The Executive Committee has not formally adopted a charter. The members of the Executive Committee do not have fixed terms for their positions, are appointed by, and may be replaced by, the board of directors.

Other Directorships

For information respecting our directors that serve as directors of any other publicly-owned corporations or issuers that are reporting issuers or the equivalent in Canada or elsewhere see “Proposal 1. Election of Directors” above.

Position Descriptions

The board has not adopted written position descriptions for the chairman of the board and the chairman of each board committee, on the basis that the role of the chairman is well understood by all of the directors. The board has also not adopted a written position description for the Chief Executive Officer, currently Mr. Knapstad, on the basis that his role and responsibilities are well understood by him and by the directors.

Orientation and Continuing Education

The board does not have a formal orientation and education program for new directors. Upon joining the board in January and May of 2006, Robert Clark, Jon Whitney and David Wight were provided with an orientation program regarding the role of the board, its committees and its directors, and the nature and operation of the Company’s current and past business. They were also provided with a copy of the Company’s policies which include the Code of Business Conduct, Disclosure Policy, Insider Trading Policy, AFE Policy, Delegation of Authority, Hedging Policy, Purchase Policy, Complaints Procedures and Employee Handbook. New directors are also provided with the Audit and Compensation Committee Charters. The board encourages directors to participate in continuing education opportunities in order to ensure that the directors may maintain or enhance their skills and abilities as directors, and maintain a current and thorough understanding of the Company’s business.

Director Compensation For 2006

Directors, including directors who are our or our subsidiaries’ employees, receive compensation in the form of cash fees, options and stock awards as described below. Directors receive additional compensation or remuneration for acting as members of any of our standing committees. Each director receives $1,000 per year for serving on a committee and each director serving as chairman of a committee receives an additional $2,500 per year. All of our directors are reimbursed for reasonable out-of-pocket expenses related to attendance at board of director and board of director committee meetings. In the year ended December 31, 2006, we provided the annual compensation to non-employee directors shown in the Director Compensation Table. Annual compensation to Mr. Zimmerman, our President and Chief Executive Officer as well as our director during 2006, is shown in the Summary Compensation Table on page 21.

Director Compensation Table

Name	Fees Earned or Paid in Cash(1)	Stock Awards(2)	Option Awards(3)	Total
Robert J. Clark	$12,500	$4,124	$116,826	$133,450
Michael J. O’Byrne	$14,448	$8,247	$9,119	$31,814
Robert D. Penner	$15,518	$8,247	$88,928	$112,693
Jon R. Whitney	$7,833	—	$77,755	$85,588
David G. Wight	$5,833	—	$77,755	$83,588
Michael J. Wozniak	$19,000	$8,247	$140,316	$167,563
Craig Steinke(4), (5)	$3,078	$6,185	$156,073	$165,336
Chris Dyakowski(4)	—	—	—	—

(1)          Unless otherwise waived by the directors, directors received a quarterly cash fee for service on the board of directors of $1,000 during 2006. During 2006, directors also received $1,500 for attendance to a quarterly board of directors meeting and $500 for each conference call over thirty minutes in length, including for any unscheduled or special meeting of the board of directors. Each director received $1,000 per year for serving on a committee and each director serving as chairman of a committee receives an additional $2,500 per year.

Amounts shown reflect fees earned in 2006 for director services that were paid in either US dollars or Canadian dollars. Amounts paid in Canadian dollars are shown above as converted into US dollars based on the average exchange rate for 2006 of C$1.00: US$0.88206.

(2)          All directors earn 1,250 restricted share units each quarter, with, with immediate vesting upon grant, for past services, and on a pro rated basis for directors who have not served for the prior twelve month periods. In 2006, grants of restricted share units, with immediate vesting, were made on October 10, 2006 to Messrs. O’Byrne, Penner, Wozniak, Steinke and Clark in the following amounts: 5,000, 5,000, 5,000, 3,750, 2,500, respectively. The grant date fair value of each award is C$9,350, C$9,350, C$9,350, C$7,013, C$4,675, respectively, and, US$8,247, US$8,247, US$8,247, US$6,185, US$4,124, respectively, based on the average exchange rate for 2006 of C$1.00: US$0.88206.

The amounts presented in the table above represent the portion of the fair value of restricted share units recognized as expense during 2006 for financial statement reporting purposes in accordance with SFAS No. 123R, “Share Based Payment”, converted into US dollars based on the average exchange rate for 2006 of C$1.00: US$0.88206. The restricted share units vested immediately upon grant and thus were fully expenses in 2006 based upon the closing market price of the Company’s common shares on the date of the grant. The amounts do not represent cash payments made to the directors or amounts realized. Under SFAS 123R, the fair value of restricted share units granted to directors is recognized ratably over the vesting period. See details of the assumptions used in valuation of the options in Note 3 to the Company’s audited consolidated financial statements included in the Annual Report on Form 10-K filed for the year ended December 31, 2006.

As of December 31, 2006, the directors do not hold any unvested restricted share units awards.

(3)          All option exercise prices are in Canadian dollars and are based on the Company’s closing market price on the TSX on the date of the grant or the date prior to the date of the grant. A one time grant of 100,000 options is awarded to a new director upon joining. In 2006, such one time grant of 100,000 options was awarded to Messrs. Clark, Wight and Whitney on January 6, 2006, May 9, 2006 and May 9, 2006, respectively, at an exercise price of C$3.35, C$2.92 and C$2.92, respectively. The exercise price of the grant to Mr. Clark on January 6, 2006 was based on the closing market price of the Company’s common shares on the TSX on the date of the grant, which was C$3.35. The exercise price of the grants to each of Messrs. Wight and Whitney on May 9, 2006 was based on the closing market price of the Company’s common shares on the TSX on May 8, 2007, which was C$2.92.  The closing market price of the Company’s common shares on the TSX on May 9, 2006, the date of the grant, was C$2.94. The grant date fair value for each of the awards to Messrs. Clark, Wight and Whitney is C$264,894, C$226,675 and C$226,675, respectively, and, US$233,653, US$199,941 and US$199,941, respectively, based on the average exchange rate for 2006 of C$1.00: US$0.88206.

All directors are granted 15,000 options after the Company’s annual general meeting if he has served as a director for the entire prior twelve month period. On June 30, 2006, the 15,000 options were granted to Messrs. O’Byrne, Wozniak, and Penner, each of whom had served as director for the twelve months prior to the Company’s 2006 annual general meeting, at an exercise price of C$2.68 based on the closing market price of the Company’s common shares on TSX on June 29, 2006. The closing market price of the Company’s common shares on June 30, 2006, the date of the grant, was C$2.52.  The grant date fair value for each of these awards is C$31,015 and US$27,357, based on the average exchange rate for 2006 of C$1.00: US$0.88206.

All option awards vest in three equal installments over an eighteen month period on the six month, twelve month and eighteenth month anniversaries of the date of grant.

The amounts presented in the table above represent the portion of the fair value of options recognized as expense during 2006 for financial statement reporting purposes in accordance with SFAS No. 123R, “Share Based Payment”, converted into US dollars based on the average exchange rate for 2006 of C$1.00: US$0.88206. The amounts do not represent cash payments made to the directors or amounts realized. Under SFAS 123R, the fair value of options granted to directors is recognized ratably over the vesting period. See details of the assumptions used in valuation of the options in Note 3 to the Company’s audited consolidated financial statements included in the Annual Report on Form 10-K filed for the year ended December 31, 2006.

As of December 31, 2006, the aggregate number of option awards for each of Messrs. Clark, O’Byrne, Penner, Whitney, Wight, Wozniak, Steinke and Dyakowski was 100,000, 265,000, 115,000, 100,000, 100,000, 115,000, 466,666 and 0, respectively.

(4)          Messrs. Steinke and Dyakowski resigned from the board of directors effective as of April 3, 2006 and January 5, 2006, respectively.

(5)          Pursuant to an agreement entered into with Mr. Steinke at the time of his resignation from the board of directors, all options that had vested continued to be exercisable until March 31, 2007. There was no change in the fair value, calculated in accordance with SFAS 123R, due to the extension of the option period.

BENEFICIAL OWNERSHIP OF VOTING SECURITIES

The following table shows information with respect to beneficial ownership of our common shares, as of April 30, 2007, for:

•       each of our directors and our executive officers listed in the summary compensation table provided below, who we refer to as our named executive officers;

•       all of our directors and executive officers as a group; and

•       each person known by us, including based upon our review of documents filed by them with the SEC in respect of the ownership of our common shares, to beneficially own five percent or more of either class of our common shares.

We have calculated the percentage of beneficial ownership based on 80,939,820 common shares and outstanding as of the close of business on April 30, 2007.

	Common Shares
Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Class
Directors
Michael O’Byrne(2)	323,547	*
Robert Penner(3)	135,000	*
Michael Wozniak(4)	135,000	*
Robert J. Clark(5)	111,902	*
Jon Whitney(6)	86,667	*
David Wight(7)	92,308	*
J. Scott Zimmerman(8)	2,861,974	3.42
Executive Officers
Paul Wiesner(9)	353,035	*
Keith Knapstad(10)	266,667	*
Donald R. Martin(11)	239,333	*
All directors and executive officers as a group (10 persons)	4,605,433	5.38
Five Percent Shareholders
Trapeze Capital Corp.(12)	30,253,333	30.90
GLG North American Opportunity Fund(13)	8,457,009	9.55
Touradji Capital Management(14)	6,311,130	7.7
William Herbert Hunt Trust Estate(15)	4,273,504	5.02
UBS AG Canada Branch(16)	4,273,504	5.02

*                    Represents less than 1%.

(1)          Beneficial ownership is determined under the rules of the SEC and includes voting or investment power with respect to the securities. Unless indicated by footnote, the address for each listed director and executive officer is 1125 17th Street, Suite 2310, Denver, Colorado 80202. The number of common shares outstanding used in calculating the percentage for each listed person includes the common shares underlying warrants or options held by that person that are currently exercisable or are exercisable within 60 days of April 30, 2007, but excludes common shares underlying warrants or options held by any other person.

(2)          Includes 260,000 options to purchase common shares that are or will be exercisable as of June 30, 2007 and 8,547 common shares issuable upon the conversion of our Series B Convertible Subordinated Notes.

(3)          Includes 110,000 options to purchase common shares that are or will be exercisable as of June 30, 2007.

(4)          Includes 110,000 options to purchase common shares that are or will be exercisable as of June 30, 2007.

(5)          Includes 66,667 options to purchase common shares that are or will be exercisable as of June 30, 2007 and 42,735 common shares issuable upon the conversion of our Series B Convertible Subordinated Notes.

(6)          Includes 66,667 options to purchase common shares that are or will be exercisable as of June 30, 2007.

(7)          Includes 66,667 options to purchase common shares that are or will be exercisable as of June 30, 2007 and 25,641 common shares issuable upon the conversion of our Series B Convertible Subordinated Notes.

(8)          Includes 23,000 common shares held by Mr. Zimmerman’s spouse, 1,318,333 options to purchase common shares that are or will be exercisable as of June 30, 2007, of which 108,333, options are held by Mr. Zimmerman’s spouse, 27,500 common shares issuable upon exercise of warrants, and 25,641 common shares issuable upon the conversion of our Series B Convertible Subordinated Notes. Mr. Zimmerman resigned as the President and Chief Executive Officer effective as of April 9, 2007. As of Mr. Zimmerman’s resignation, all unvested stock options were terminated as of Mr. Zimmerman’s resignation and all vested options remain exercisable until July 8, 2007, unless otherwise agreed to pursuant to a severance agreement currently being negotiated.

(9)          Includes 266,667 options to purchase common shares that are or will be exercisable as of June 30, 2007, 15,000 common shares issuable upon the exercise of warrants and 21,368 common shares issuable upon the conversion of our Series B Convertible Subordinated Notes.

(10) Includes 266,667 options to purchase common shares that are or will be exercisable as of June 30, 2007.

(11) Includes 233,333 options to purchase common shares that are or will be exercisable as of June 30, 2007 and 2,000 common shares issuable upon the exercise of warrants

(12) The 30,253,333 shares represent 13,767,776 common shares, 2,126,582 common shares issuable upon exercise of warrants and 14,358,975 common shares issuable upon the conversion of our Series A and Series B Convertible Subordinated Notes due March 31, 2012. Amounts shown are beneficially owned by Trapeze Asset Management Inc. and Trapeze Capital Corp., 1346049 Ontario Limited and Randall Abramson, related parties that filed a Schedule 13D/A as a group with the SEC on April 3, 2007. The address for the group is 22 St. Clair Avenue East, 18th Floor, Toronto, Ontario, Canada  M4T 2S3.

(13) The 8,457,000 shares represent common shares issuable upon the conversion of our Series A and Series B Convertible Subordinated Notes due March 31, 2012. Amounts shown are beneficially owned by GLG North American Opportunity Fund, GLG Partners LP, GLG Partners Limited, Noam Gottesman, Pierre Lagrange and Emmanuel Roman, related parties that filed a Schedule 13G as a group with the SEC on April 9, 2007. The address for the group is 1 Curzon Street, London I1J 5HB, United Kingdom.

(14) This information was derived from the Schedule 13G/A filed by Touradji Capital Management LP, Touradji Global Resources Master Fund, Ltd. and Paul Touradji with the SEC on February 14, 2007. The 6,311,130 common shares represent 4,915,782 common shares and 1,395,348 shares issuable upon exercise of warrants. The address for the group is 101 Park Avenue, 48th Floor, New York, NY 10178.

(15) The 4,273,504 shares represent common shares issuable upon the conversion of our Series A and Series B Convertible Subordinated Notes due March 31, 2012. The address for William Herbert Hunt Trust Estate is 1601 Elm Street, Suite 3400, Dallas, Texas 75201.

(16) The 4,273,504 shares represent common shares issuable upon the conversion of our Series A and Series B Convertible Subordinated Notes due March 31, 2012. The address for UBS AG Canada Branch is 161 Bay Street, Suite 4100, P.O. Box 617, Toronto, Ontario, Canada M5J 2S1.

AUDIT COMMITTEE REPORT

Our Audit Committee reviews our financial reporting process on behalf of our board of directors. On June 23, 2005, our board of directors adopted a written charter for our Audit Committee, and has re-evaluated it in connection with the filing of our Annual Report on Form 10-K with the Securities and Exchange Commission. In fulfilling its responsibilities, the Audit Committee has reviewed and discussed the audited financial statements contained in the 2006 Annual Report on Form 10-K with our management and our independent registered public accounting firm, Hein & Associates LLP. Our management is responsible for the financial statements and the reporting process, including the system of internal controls. Hein & Associates is responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States. Hein & Associates is also responsible for expressing an opinion on the effectiveness, and on management’s assessment of the effectiveness of the Company’s internal control over financial reporting.

The Audit Committee has discussed with Hein & Associates the matters requiring discussion by Statement on Auditing Standards No. 61, Communication with Audit Committees, as modified or supplemented, and all other matters required to be discussed with the auditors. In addition, the Audit Committee has received the written disclosures and the letter from Hein & Associates required by Independence Standards Board No. 1, (Independence Discussions with Audit Committees), as modified or supplemented, and discussed with Hein & Associates their independence from Storm Cat and its management. The Audit Committee has also considered whether, and determined that, the independent registered public accounting firm’s provision of other non-audit services to us is compatible with maintaining Hein & Associates’ independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the board of directors (and the board of directors has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2006, for filing with the Securities and Exchange Commission.

Respectfully submitted on April 30, 2007 by the members of the Audit Committee of the board of directors.

Robert Penner, Chairman
Robert Clark
Jon Whitney

In accordance with the rules and regulations of the SEC, the above report of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulations 14A or 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or to the liabilities of Section 18 of the Exchange Act and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, notwithstanding any general incorporation by reference of this proxy statement into any other filed document.

Independent Registered Public Accounting Firm

Hein & Associates, LLP served as our independent registered public accounting firm for the ended December 31, 2006 and has been selected to serve as our independent registered public accounting firm for the current year. For the years ended December 31, 2005 and December 31, 2006, we incurred fees for services from Hein & Associates as discussed below.

•       Audit Fees. The aggregate fees billed for professional services rendered by Hein & Associates for the audit of our annual financial statements included in our Form 10-K and the review of the financial statements included in our Forms 10-Q were approximately $85,000 for year ended December 31, 2005 and $148,068 for the year ended December 31, 2006. For the years ended December 31, 2005 and December 31, 2006, such fees included fees for Hein & Associates’ examination of managements’ assessment of the effectiveness, and the effectiveness, of the Company’s internal control over financial reporting.

•       Audit-Related Fees. The aggregate fees billed for professional services rendered by Hein & Associates for assurances and related services that are reasonably related to the performance of the audit or review of our financial statements were approximately $2,971 for year ended December 31, 2005 and $13,605 for the year ended December 31, 2006.

•       Tax Fees. The aggregate fees billed for professional services rendered by Hein & Associates related to federal and state tax compliance, tax advice and tax planning were approximately $1,395 for the year ended December 31, 2005 and $24,757 for the year ended December 31, 2006. All of these services are permitted non-audit services.

•       All Other Fees. The aggregate fees for professional services rendered by Hein & Associates for their services relating to Sarbanes-Oaxley Act compliance was approximately $0 for the year ended December 31, 2005 and $48,475 for the year ended December 31, 2006.

Audit Committee Pre-Approval Policy

The Audit Committee pre-approves all audit and permissible non-audit services provided by our independent registered public accounting firm on a case-by-case basis unless such non-audit services which are not pre-approved are reasonably expected not to constitute, in the aggregate, more than 5% of the fees paid to our independent registered public accounting firm for that year, were not recognized, and are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit. These services may include audit services, audit-related services, tax services and other services. Our Chief Financial Officer is responsible for presenting the Audit Committee with an overview of all proposed audit, audit-related, tax or other non-audit services to be performed by our independent registered public accounting firm. The presentation must be in sufficient detail to define clearly the services to be performed. The Audit Committee does not delegate its responsibilities to pre-approve services performed by our independent registered public accounting firm to management.

EXECUTIVE COMPENSATION

Compensation Discussion And Analysis

Executive Compensation Philosophy and Objectives

The Compensation Committee and the board of directors has responsibility for establishing, implementing and monitoring the Company’s overall executive compensation policies and practices.  Our named executive officers in this proxy statement include the principal executive officer and the principal financial officer, plus the other two employees of Storm Cat who were serving as executive officers at December 31, 2006. Storm Cat has no other executive officers. The board has operated pursuant to a compensation philosophy of providing short- and long-term initiatives to attract qualified individuals during the initial growth phase of the Company’s development and to drive the Company’s financial performance by providing monetary and equity awards that are linked to the success of the Company and returns to shareholders. Historically, compensation decisions have been made at the board’s discretion in the context of personnel needs and the Company’s performance.

The Compensation Committee and the board evaluates both the Company’s performance and compensation to ensure that the Company maintains its ability to attract and retain superior employees in key positions with the skills and experience necessary to implement the Company’s business objectives. In order to remain competitive in the market for executive talent, the Compensation Committee evaluates executive compensation levels at similarly situated companies (the “Peer Group”). The board selected the Company’s Peer Group after an examination of oil and gas companies focused on exploration and development of unconventional reserves, with similar property holdings. The Peer Group for compensation decisions in 2006 consisted of Carrizo Oil & Gas, Inc., Double Eagle Petroleum Co., Galaxy Energy Corporation, Gasco Energy, Inc., Kodiak Oil & Gas Corp., NGAS Resources, Inc., Teton Energy Corporation, Torrent Energy Corporation and Warren Resources, Inc.

The Compensation Committee considers four primary components of compensation when evaluating executive compensation. The primary elements consist of:

•       Base Salary;

•       Annual Cash Bonus;

•       Long-Time Incentives (Stock Options and Restricted Share Units); and

•       Benefits packages.

The award of base salary, annual cash bonus, long-term incentives and benefit packages are in the complete discretion of the board, which acts upon the recommendation of the Compensation Committee. This permits the Compensation Committee and the board to control and tailor compensation levels based on the Company’s and each executive’s individual performance. Base salary is intended to provide the basic level of market competitive compensation. The Compensation Committee and board evaluates base salaries at the Peer Group companies in order to assist them in setting base salary levels that will attract and retain key employees.

Annual cash bonuses are provided at the end of the year and awarded dependent upon the Company’s and each executive’s individual performance during the year. The Compensation Committee evaluates the Company’s stock performance, revenues, acquisition and exploration activities and other achievements.

The Company’s long term incentives consist of stock options and restricted share units, pursuant to the Company’s Amended and Restated Share Option Plan and Restricted Share Unit Plan, both adopted in June 2006.  The board awards long term incentives to align the interests of the executives with those of shareholders. Upon joining the Company, executives are granted stock options or restricted share units on a case-by-case basis. Executives may also be awarded stock options or restricted share units one or more times throughout the year to focus the executive’s efforts on the Company’s stock performance. All equity awards are approved by the board of directors with guidance from the Compensation Committee. The board’s practice is to award stock options with exercise prices based on the closing market price of the Company’s common shares on the date of the grant. Historically, the board has awarded long term incentives with eighteen month vesting periods in order to incentive focus on the Company’s stock performance during its first three years of operations. As the Company enters into its fourth year of operations, the board has extended vesting periods to twenty-four months to improve the retentive value of the awards and to incentive the Company’s long term growth.

Currently, the Company does not use perquisites to compensate its executives. The board has determined to provide all employees with the same benefits packages, and thus, executives do not receive any perquisites or benefits beyond those offered to all of the Company’s employees. The Company does not provide pension benefits to any executive or any of its employees.

Neither the Compensation Committee, in making its recommendations to the board, nor the board, in determining compensation awards, typically sets an allocation or “weight” attributable to each element of compensation. All elements of compensation are considered each year to determine appropriate levels of base salary, annual cash incentive, long term incentives and benefits in order attract, retain and motivate the Company’s executives.

The amounts of compensation awarded by the board to the executives, other than the President and Chief Executive Officer, is based in part on the recommendations of the President and Chief Executive Officer and in most cases, tracks the President and Chief Executive Officer’s recommendations. The board makes all final determinations regarding compensation awards, with executives, including any serving director, excluded from the process.

The Compensation Committee has considered the potential impact of Section 162(m) of the Internal Revenue Code adopted under the Federal Revenue Reconciliation Act of 1993. Section 162(m) disallows tax deduction to any publicly-held corporation for individual compensation exceeding $1 million in any taxable year paid to the Chief Executive Officer or any of the other most highly compensated executives, unless compensation is performance-based. Since the targeted cash compensation of each of the named executive officers is well below the $1 million threshold, the Compensation Committee believes that Section 162(m) will not reduce the tax deductions that would be available to it for executive compensation in 2006 or for compensation awards to be granted to the Company’s executives in the future. The Company policy is to qualify to the extent reasonable for executive compensation for deductibility under applicable tax laws.

As the Company enters its fourth year of operations, the Compensation Committee is in the process of designing a formalized compensation plan with identified performance targets to attract and retain key employees and link rewards granted to executives to shareholder returns. This plan is discussed further below under the heading “Contemplated Changes in Executive Compensation.”

Compensation Elements In 2006

Base Salary

Based salaries for the executives of the Company are established based on the scope of their responsibilities, taking into account competitive market compensation for similar positions amongst the Peer Group, and an executive’s ability to contribute to the Company’s success.  The Company does not have employment agreements with any of its executives setting salary levels. Each executive is paid a base salary that is reviewed annually by the Compensation Committee and the board.  Salary adjustments take into account salary adjustments amongst the Company’s Peer Group and other similarly situated companies, the success and growth of the Company, including its stock performance, and the context of an executive’s role, responsibilities, experience, tenure, individual performance and contribution to the Company’s results. The actual base salaries paid to the named executive officers in 2006 are disclosed in the “Summary Compensation Table” on page 21.

Annual Bonuses

The board awards annual cash bonuses at its discretion and upon recommendation from the Compensation Committee. After taking into consideration the Company’s performance during year 2006, the Compensation Committee determined not to recommend, and the board determined not to award, any cash bonuses to its executives for year 2006.

Equity-Based Awards

Similar to the annual cash bonuses, stock options and restricted share units are awarded at the board’s discretion upon the Compensation Committee’s recommendation. Upon the Compensation Committee’s recommendation, the board awarded stock options to its executives in 2006 with a twenty-four month vesting period in order to improve the retentive value of the equity award. Though the board’s policy is to base the exercise price of stock options on the closing market price of the Company’s common shares on the date of the grant, grants on May 9, 2006 and June 30, 2006 were based on the closing market price of the Company’s common shares on May 8, 2006 and June 29, 2006, respectively, due to administrative oversight. In the case of the grants on May 9, 2006, the exercise price awarded was two cents less than the closing price of the Company’s common shares on the date of the grant. In the case of the grants on June 30, 2006, the exercise price awarded was sixteen cents higher than the closing price of the Company’s common shares on the date of the grant. The level and exercise prices of awards to each named executive officer is reflected in the “Grants of Plan-Based Awards During 2006” table on page 22.

Benefits

In 2006, executives were eligible for health and welfare benefits on the same terms and conditions as benefits available to of the Company’s eligible employees. In 2006, these benefits included health and dental coverage and AD&D coverage, as well as a 401(k) savings plan. Historically and in 2006, contributions to 401(k) savings plans were not matched by the Company.

Potential Payments Upon Termination

The Company has not entered into employment agreements, change in control or severance agreements with any of its executives or any of its employees.

Contemplated Changes in Executive Compensation

As the Company enters its fourth year of operations, the Compensation Committee is in the process of designing a formalized compensation plan with identified performance targets to attract and retain key employees and link rewards granted to executives to shareholder returns. The Compensation Committee has retained Watson Wyatt Worldwide to assist  them in reviewing current compensation policies and practices and recommending a formalized compensation plan.

Currently, the Compensation Committee is considering a formalized annual cash incentive plan and long term incentive plan based on performance measures, such as production and financial measures. The formalized plan contemplates maintaining some level of the board’s discretion in determining compensation levels in order to account for individual performance and achievements.

It is contemplated that all of the Company’s employees and executives will participate in this new compensation plan. Target performance for the executives will be set by the Compensation Committee and reviewed on an annual basis. Target performance levels for the remaining employees will be set by the executive officers and approved by the Compensation Committee. It is contemplated that goals for the plan will typically be set prior to plan year commencement, though goals for the initial year (2007) may be set retroactively.

COMPENSATION COMMITTEE REPORT

The Compensation Committee met with management to review and discuss the Compensation Discussion and Analysis. Based on such review and discussion, the Compensation Committee recommended to the board of directors (and our board of directors approved) that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006.

Respectfully submitted on April 30, 2007 by the members of the Compensation Committee of the board of directors.

Michael Wozniak, Chairman
David Wight
Michel O’Byrne

In accordance with the rules and regulations of the SEC, the above report of the Compensation Committee shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulations 14A or 14C of the Exchange Act or to the liabilities of Section 18 of the Exchange Act and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, notwithstanding any general incorporation by reference of this proxy statement into any other filed document.

Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus	Stock Awards(1)	Option Awards(2)	All Other Compensation	Total
Keith Knapstad, Acting President and Chief Executive Officer(3)	2006	$150,417	$—	$—	$330,321	$—	$480,738
Paul Wiesner, Chief Financial Officer and Secretary	2006	$153,750	$—	$—	$330,295	$—	$484,046
Donald Martin, Vice President, Canadian and International Operations	2006	$152,086	$—	$—	$337,819	$—	$489,905
J. Scott Zimmerman, Former President and Chief Executive Officer(4)	2006	$217,760	$—	$8,247	$454,566	$—	$678,573

(1)           The amounts presented in the table above represent the portion of the fair value of restricted share units recognized as expense during 2006 for financial statement reporting purposes in accordance with SFAS No. 123R, “Share Based Payment,” converted into US dollars based on the average exchange rate for 2006 of C$1.00: US$0.88206. The amounts do not represent cash payments made to the named executives or amounts realized. Under SFAS 123R, the fair value of restricted share units granted to executives is recognized ratably over the vesting period. See details of the assumptions used in valuation of the options in Note 3 to the Company’s audited consolidated financial statements included in the Annual Report on Form 10-K filed for the year ended December 31, 2006.

(2)           The amounts presented in the table above represent the portion of the fair value of options recognized as expense during 2006 for financial statement reporting purposes in accordance with SFAS No. 123R, “Share Based Payment”, converted into US dollars based on the average exchange rate for 2006 of C$1.00: US$0.88206. The amounts do not represent cash payments made to the named executives or amounts realized. Under SFAS 123R, the fair value of options granted to executives is recognized ratably over the vesting period. See details of the assumptions used in valuation of the options in Note 3 to the Company’s audited consolidated financial statements included in the Annual Report on Form 10-K filed for the year ended December 31, 2006.

(3)           Mr. Knapstad is currently serving as our acting President and Chief Executive Officer until a permanent President and Chief Executive Officer is appointed. Prior to Mr. Zimmerman’s resignation, Mr. Knapstad had been serving as our Executive Vice President and Chief Operating Officer.

(4)           The amounts reflected show Mr. Zimmerman’s compensation as both President and Chief Executive Officer and director. Mr. Zimmerman received the following compensation for his services as a director: $11,500 in fees earned or paid in cash, reflected in the salary column above, 5,000 restricted share units with immediate vesting, reflected in the stock awards column above, and 15,000 options with an 18 month vesting period, reflected in the option awards column above. Amounts paid to Mr. Zimmerman as a director reflected in the salary column above reflect fees earned in 2006 for director services that were paid in either US dollars or Canadian dollars. Amounts paid in Canadian dollars are shown above as converted into US dollars based on the average exchange rate for 2006 of C$1.00: US$0.88206.

Mr. Zimmerman resigned as the President and Chief Executive Officer effective as of April 9, 2007. As of Mr. Zimmerman’s resignation, all unvested stock options were terminated as of Mr. Zimmerman’s resignation and all vested options remain exercisable until July 8, 2007, unless otherwise agreed to pursuant to a severance agreement currently being negotiated.

Grants of Plan-Based Awards During 2006

Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units(1)	All Other Option Awards: Number of Securities Underlying Options(2)	Exercise or Base Price of Option Awards ($/Sh)(3)	Closing Market Price on Grant Date (3)(4)	Grant Date Fair Market Value of Stock and Option Awards(5)
J. Scott Zimmerman(6)	3/10/2006		300,000	$2.65	$2.57	$630,100
	6/30/2006		15,000	$2.36	$2.23	$27,388
	10/10/2006	5,000				$8,247
Keith Knapstad	3/10/2006	—	200,000	$2.65	$2.57	$414,568
Paul Wiesner	3/10/2006	—	200,000	$2.65	$2.57	$414,568
Donald Martin	3/10/2006	—	100,000	$2.65	$2.57	$207,284

(1)           On October 10, 2006, Mr. Zimmerman was granted 5,000 restricted share units with immediate vesting for his past services as a director on the board of directors in accordance with the compensation plan for directors. See Note 1 to  the Director Compensation Table for more information.

(2)           Awards vest in three equal installments over a twenty-four month period on the twelfth, eighteenth and twenty-fourth month anniversaries of the date of grant.

(3)           Stock options are granted with an exercise price in Canadian dollars and based on the closing market price of the Company’s common shares on the TSX on the date of grant or on the date prior to the grant. The exercise price of the grants made to each  Messrs. Zimmerman, Knapstad, Wiesner and Martin on March 10, 2006 was based on the closing market price of the Company’s common shares on the TSX, which was C$3.00. The grant made to Mr. Zimmerman on June 30, 2009 was based on the closing market price of the Company’s common shares on the TSX on June 29, 2006, which was C$2.68. The closing market price of the Company’s common shares on June 30, 2006, the date of the grant, was C$2.52. The amounts shown here is a conversion of the exercise price into US Dollars using the average exchange rate for 2006 of C$1.00: US$0.88206.

(4)           Reflects closing market price of the Company’s common shares on the dates of grant based as traded on AMEX.

(5)           The amounts presented in this column represent the full grant date fair value of restricted share units and stock options granted to the named executives. Generally, the full grant date fair value is the amount that the Company would expense in its financial statements over the award’s vesting schedule. See Notes 1 and 2 to the Summary Compensation Table.

(6)           Mr. Zimmerman resigned as the President and Chief Executive Officer effective as of April 9, 2007. As of Mr. Zimmerman’s resignation, all unvested stock options were terminated as of Mr. Zimmerman’s resignation and all vested options remain exercisable until July 8, 2007, unless otherwise agreed to pursuant to a severance agreement currently being negotiated.

Outstanding Equity Awards at December 31, 2006

	Option Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable(1)		Option Exercise Price(2)	Option Expiration Date
Keith Knapstad	200,000	—		$2.37	04/15/10
	—	200,000	(3)	$2.65	03/09/11
Paul Wiesner	200,000	—		$1.72	03/16/10
	—	200,000	(3)	$2.65	03/09/11
Donald Martin	133,333	66,667	(4)	$2.29	08/18/10
	—	100,000	(3)	$2.65	03/09/11
J. Scott Zimmerman(5)	900,000	—		$0.44	08/25/09
	200,000	—		$1.68	04/29/10
	—	300,000	(3)	$2.65	03/09/11
	5,000	10,000	(4)	$2.36	06/30/11

(1)          As of the date of this proxy statement, option awards have vested and become exercisable as follows: 66,667 options granted to each of Messrs. Knapstad and Wiesner and 100,000 options granted to Mr. Martin.

(2)          Restricted share units and stock options are granted with an exercise price in Canadian dollars and based on the closing market price of the Company’s common shares on the TSX on the date of grant or on the date prior to the grant. The exercise price, in Canadian dollars, of each grant awarded to Mr. Zimmerman is as follows in the order presented in the table: C$0.50, C$1.90, C$3.00 and C$2.68. The exercise price, in Canadian dollars, of each granted awarded to Mr. Knapstad is as follows in the order presented in the table: C$2.69 and C$3.00. The exercise price, in Canadian dollars, of each grant awarded to Mr. Wiesner is as follows in the order presented in the table: C$2.69 and C$3.00. The exercise price, in Canadian dollars, of each grant awarded to Mr. Martin is as follows in the order presented in the table: C$2.60 and C$3.00.

The amounts shown here is a conversion of the exercise price into US Dollars using the average exchange rate for 2006 of C$1.00: US$0.88206.

(3)          Grants vest in three equal installments over a twenty-four month period on the twelfth, eighteenth and twenty-fourth month anniversaries of the date of grant.

(4)          Grants vest in three equal installments over an eighteen month period on the six month, twelve month and eighteenth month anniversaries of the date of grant and, as of the date of this proxy statement, have all fully vested.

(5)          Mr. Zimmerman resigned as the President and Chief Executive Officer effective as of April 9, 2007. As of Mr. Zimmerman’s resignation, all unvested stock options were terminated as of Mr. Zimmerman’s resignation and all vested options remain exercisable until July 8, 2007, unless otherwise agreed to pursuant to a severance agreement currently being negotiated.

Option Exercises and Stock Vested In Year 2006

Stock Awards
Name	Number of Shares Acquired on Vesting(1), (2)	Value Realized On Vesting(1)
Keith Knapstad	—	—
Paul Wiesner	—	—
Don Martin	—	—
J. Scott Zimmerman	5,000	$8,247

(1)          These amounts reflect the number of shares acquired and the aggregate dollar amount realized on the vesting of restricted share units for each of the named executive officers during the most recent year ended December 31, 2006. Mr. Zimmerman was granted 5,000 restricted share units with immediate vesting for his past services as a director on the board of directors in accordance with the compensation plan for directors. See Note 1 to  the Director Compensation Table for more information. The value realized was computed by multiplying the number of restricted share units by the market value of the Company’s common shares underlying the restricted share units on the TSX on the date of the grant. The amount shown here is a conversion of value into US Dollars using the average exchange rate for 2006 of C$1.00: US$0.88206.

(2)          As of December 31, 2006, Mr. Zimmerman holds 5,000 shares of the Company’s common shares realized upon the vesting of the restricted share units.

Potential Payments Upon Termination or Change in Control

Pursuant to the Company’s Amended and Restated Share Option Plan, upon a sale of the Company, all unvested options, other than those granted to consultants conducting activities intended to promote the merits or awareness of or the purchase or sale of the Company’s securities, will be deemed fully vested.

If a sale of the Company were to have occurred on December 29, 2006, there would be no intrinsic value of options accelerated for any of our name executives because the closing market price of the Company’s common shares on the TSX on December 29, 2006 is less than the exercise prices of the options granted to our named executive officers of the Company that are currently unvested that would have been accelerated upon a sale of the Company.

Pursuant to our Restricted Share Unit Plan, upon the occurrence of a change of control of the Company, all outstanding restricted share units will automatically vest in full. As of October 10, 2006, all of the restricted share units held by our officers and directors have fully vested, and as a result, were such change in control to have occurred on December 29, 2006, there would be no intrinsic value of restricted share units accelerated for any of our named executives because such restricted share units have already been fully vested.

Compensation Committee Interlocks and Insider Participation

No interlocking relationship exists between our board of directors or Compensation Committee and the board of directors or compensation committee of any other company, nor has any interlocking relationship existed in the past.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table sets out, as of the end of the Company’s financial year ended December 31, 2006, all information required with respect to compensation plans under which equity securities of the Company are authorized for issuance:

Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	5,470,000	$1.83	3,548,750	(1)
Equity compensation plans not approved by security holders	N/A	N/A	N/A
Total	5,470,000	$1.83	3,548,750	(1)

(1)          This figure excludes common shares previously issued on exercise of outstanding options since the date the Company’s Amended and Restated Share Option Plan was put in place to December 31, 2006.

Share Option Plan

The shareholders of the Company first adopted the Amended and Restated Share Option Plan (the “Share Option Plan”) at the Annual and Special Meeting held on June 23, 2005 for the benefit of directors, officers, employees, management employees and consultants of the Company. The shareholders of the Company approved certain amendments to the Share Option Plan at the Extraordinary General Meeting held on October 20, 2005 and at the Annual and Special General Meeting held on June 27, 2006. See “Proposal 3. Approval Of Amendments To The Amended And Restated Share Option Plan With Respect To Blackout Period Expiration Dates  And Proposal 4. Approval Of Amendments To The Amended And Restated Stock Option Plan With Respect To Director Amendment Authority” for a description of the principal features of the Share Option Plan.

Subject to approval by the shareholders at the Annual Meeting and approval of the TSX, the board of directors proposes to amend the Company’s Share Option Plan. See “Proposal 3. Approval Of Amendments To The Amended And Restated Share Option Plan With Respect To Blackout Period Expiration Dates  And Proposal 4. Approval Of Amendments To The Amended And Restated Stock Option Plan With Respect To Director Amendment Authority.”

Restricted Share Unit Plan

On May 12, 2006, the board of directors authorized, subject to regulatory and shareholders’ approvals, the creation of a restricted share unit plan (the “Restricted Share Unit Plan”). The shareholders’ of the Company approved the Restricted Share Unit Plan at the Annual and Special General Meeting held on June 27, 2006.

Under the Restricted Share Unit Plan, restricted share units (“RSUs”) are granted to directors, officers, employees and consultants. The RSUs are “phantom” shares that rise and fall in value based on the value of the Company’s common shares and are redeemed for cash or actual common shares on the vesting dates determined by the board of directors when the RSUs are granted. See “Proposal 5. Approval Of Amendments To The Restricted Share Unit Plan With Respect To Director Amendment Authority” for a description of the principal features of the Restricted Share Unit Plan.

Subject to approval by the shareholders at the Annual Meeting and approval of the TSX, the board of directors proposes to amend the Company’s Restricted Share Unit Plan. See “Proposal 5. Approval Of Amendments To The Restricted Share Unit Plan With Respect To Director Amendment Authority.”

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common shares and other equity securities. Executive officers, directors and holders of greater than ten percent (10%) of our common shares are required by regulations of the SEC to furnish us with copies of all Section 16(a) reports they file. Our directors and officers and ten percent (10%) shareholders were not subject to Section 16(a) reporting requirements until June 30, 2006 when the Company ceased to be a foreign private issuer.

To our knowledge, based solely upon a review of the copies of such reports furnished to us and written representations that no other reports were required to be filed during the year ended December 31, 2006, all filing requirements under Section 16(a) applicable to our officers, directors and ten percent shareholders were satisfied, other than reports on Form 4 by J. Scott Zimmerman, Michael O’Byrne, Robert Penner, Michael Wozniak and Robert Clark who were granted restricted share units on October 10, 2006 but did not file his respective Form 4 until October 18, 2006 due to an administrative error, and a report on Form 3 by 1346049 Ontario Limited, Trapeze Capital Corp. and Randall Dov Abramson, as a group, that was filed late.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Person Transaction Policy

The board has adopted a policy for the review, approval or ratification of transactions involving the Company and “related persons” as defined under the relevant SEC rules. The policy covers any related person transaction that meets the minimum threshold for disclosure in the proxy statement under the relevant SEC rules (generally, transactions involving amounts exceeding $120,000 in which a related person has a direct or indirect material interest). Our policy is as follows:

•       Any proposed related person transaction must be reported to the Company’s Chief Executive Officer, Chief Financial Officer or General Counsel, which we refer to in this policy as authorized officers, and reviewed and approved by the Audit Committee, after full disclosure of the related person’s interest in the transaction, prior to effectiveness or consummation of the transaction, whenever practicable.

•       If an authorized officer determines that advance approval of such transaction is not practicable under the circumstances, the Audit Committee shall review, after full disclosure of the related person’s interest in the transaction, and, in its discretion, may ratify the transaction at the next Audit Committee meeting or at its next meeting following the date that such transaction comes to the attention of such authorized officer.

•       An authorized officer may present any such transaction arising in the time period between meetings of the Audit Committee to the Chair of the Audit Committee, who shall review and may approve such transaction, subject to ratification, after full disclosure of the related person’s interest in the transaction, by the Audit Committee at the next Audit Committee meeting.

•       Transactions involving compensation of executive officers shall be reviewed and approved by the Compensation Committee, pursuant to the Compensation Committee charter.

•       In review of a related person transaction, the Audit Committee will review all relevant information available to it, and the Audit Committee may approve or ratify such transaction only if the Audit Committee determines that, under all of the circumstances, the transaction is in, or is not inconsistent with, the best interests of the Company.

•       The Audit Committee may, in its sole discretion, impose such conditions as it deems appropriate on the Company or the related person in connection with the approval of such transaction.

Related Party Transactions

On February 15, 2005, the Company entered into a Farmin and Assignment Agreement with Golden Eagle Energy, Ltd. (“Golden Eagle”) relating to the Moose Mountain area in Saskatchewan, Canada. At the time the Company entered into such agreement, Michael J. O’Byrne, a director of the Company, was the Vice President of Land and a principal of Golden Eagle. The Company paid C$750,000 to Golden Eagle upon execution of the agreement and agreed to pay approximately C$475,000 of the first two years’ work commitment and approximately C$95,000 of technical and geological expenses. Subsequently, the Company will pay 45% of the working interest share of costs and will receive a 45% working interest share of production until pay-out. After pay-out, the Company’s interest will convert to a 30% working interest in the area. Our board of directors approved these transactions, with Mr. O’Byrne abstaining.  Mr. O’Byrne is no longer associated with Golden Eagle. The Company has relinquished its working interest and operations in this property, but has retained a small overriding royalty interest.

The Company has entered into an agreement with Beatty & Wozniak, P.C., a law firm of which Mr. Wozniak is a partner, for a retainer and legal fees of a minimum of $10,000 per month plus reasonable expenses. In year 2006, the Company paid Beatty & Wozniak $300,000 in legal fees and expenses.

The Company closed its private offerings of  Series A Convertible Subordinated Notes due March 31, 2012 and Series B Convertible Subordinated Notes due March 31, 2012 on January 30, 2007 and March 30, 2007, respectively. Trapeze Asset Management Inc. and Trapeze Capital Corp., two related entities that, together with a group including 1346049 Ontario Limited and Randall Abramson, beneficially own more than 5% of the Company’s common shares, participated in both the Company’s Series A Note and Series B Note offerings. The two entities purchased $3,700,000 in Series A Convertible Subordinated Notes, convertible at a rate of $1.17 per share into 3,162,394 common shares, and $13,100,000 in Series B Convertible Subordinated Notes, convertible at a rate of $1.17 per share into 11,196,581 common shares.

Both Series A Convertible Subordinated Notes and Series B Convertible Subordinated Notes accrue interest at a rate of 9.25% per annum, which the Company pays quarterly in arrears. The Notes are immediately convertible at a conversion price of $1.17 per share. Our board of directors approved the transactions with Trapeze Asset Management Inc. and Trapeze Capital Corp.

Employment and Indemnification Agreements

We do not have employment agreements with any of our officers or employees. . On December 8, 2005, the board of directors adopted a form of Indemnity Agreement to be used as a template for the Company’s indemnity agreements with the directors and officers. Pursuant to the Indemnity Agreement, the Company will indemnify each director and officer against claims against such person in connection with the execution of his or her duties as a director or officer of the Company or by virtue of he or she holding any other position as a director or officer with any other entity at the Company’s request; provided that a court does not find that such individual did not fail to act honestly and in good faith with a view to the best interest of the Company or any other entity with which such individual holds or held a position as a director or officer at the Company’s request, in the case of a criminal proceeding or administrative proceeding enforced by a monetary penalty, such individual did not have reasonable grounds for believing that his or her conduct was unlawful, and in the case of any act, error or omission of such individual, he or she acted fraudulently or maliciously. As of the date of this proxy statement, the Company has entered into indemnity agreements with each of its directors and officers.

PROPOSAL 2. RATIFICATION OF SELECTION AND APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has unanimously selected Hein & Associates LLP to be our independent registered public accounting firm and auditors for the year ending December 31, 2007, and has further directed that management submit the selection of Hein & Associates LLP as our independent registered public accounting firm and auditors for the year ending December 31, 2007 for ratification and appointment  by the shareholders at the Annual Meeting. Hein & Associates LLP was first appointed auditors of the Company on September 6, 2005.

Appointment of Hein & Associates LLP by the shareholders is required by subsection 204(2) of the Business Corporations Act of British Columbia, under which the Company is organized. The Audit Committee’s selection is being submitted to the shareholders for ratification and appointment at the Annual Meeting. The persons designated in the enclosed proxy will vote your shares “FOR” ratification and appointment unless you include instruction in your signed proxy to the contrary. If the shareholders fail to ratify and appoint the selection of this firm, our Audit Committee will reconsider the matter.

Representatives of Hein & Associates are not expected to be present at the Annual Meeting to answer questions from the shareholders. If representatives of Hein & Associates LLP are present at the Annual Meeting and so desire, they will be given an opportunity to make a statement on behalf of Hein & Associates LLP.

None of our directors or executive officers has any substantial interest, direct or indirect, in Hein & Associates LLP.

The board of directors unanimously recommends a vote “FOR” the ratification of the selection and appointment of Hein & Associates LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2007.

PROPOSAL 3. APPROVAL OF AMENDMENTS TO THE AMENDED AND RESTATED SHARE OPTION PLAN WITH RESPECT TO BLACKOUT PERIOD EXPIRATION DATES  AND PROPOSAL 4. APPROVAL OF AMENDMENTS TO THE AMENDED AND RESTATED STOCK OPTION PLAN WITH RESPECT TO DIRECTOR AMENDMENT AUTHORITY

On April 30, 2007, our Board of Directors amended the Amended and Restated Share Option Plan (the “Share Option Plan”) to address issues that arise in connection with the expiration of options during, or immediately following, a self-imposed blackout period and to include detailed provisions regarding director discretionary authority to amend the Share Option Plan, or the terms of any outstanding option, without shareholder approval, as more fully described below. These amendments are subject to shareholder approval and approval from the TSX.

Blackout Period and Option Expiration Dates

The TSX has issued a notice regarding black out periods in which it recognizes that, from time to time, listed companies are under self imposed black out periods which prevent their officers, directors and employees from exercising options. The TSX is of the view that self imposed black out periods are an example of good corporate governance and trading policies and, therefore, listed companies, their insiders and employees should not be penalized for positive corporate governance decisions. Accordingly, the TSX has stated that it is prepared to approve an amendment to a stock option plan which provides for an option expiration date that is conditional upon potential expiration during a blackout period so long as the amendment is approved by the listed companies’ shareholders.

Clarification of Amendment Provisions

The TSX has issued a notice advising listed companies to introduce detailed amendment provisions to their equity compensation plans to make clear whether amendments to such plans require shareholder approval, and requiring that after June 30, 2007 all amendments to plans that do not expressly exclude a need for shareholder approval be specifically approved by shareholders, including amendments considered to be of a “housekeeping” nature.

Description of the Amended and Restated Share Option Plan

The Share Option Plan provides that the directors of the Company may grant options to purchase common shares, on terms that the directors may determine within the limitations of the Share Option Plan to directors, officers, employees and consultants. The maximum aggregate number of common shares reserved for issuance under the Share Option Plan and under any other share compensation arrangements, including the Restricted Share Unit Plan, is 10,000,000 common shares. If any options expire unexercised or are terminated by reason of dismissal or are otherwise lawfully cancelled prior to the issuance of common shares, then any common shares counted against the number of common shares reserved and available under the Share Option Plan with respect to such options shall, to the extent of any such expiration, termination or cancellation, again be available for options under the Share Option Plan. If the exercise price is paid by surrendering previously owned common shares, then the common shares that would have been issued upon exercise equal in number to the common shares surrendered will not count towards the maximum number of common shares available for options under the Share Option Plan. The number of shares subject to options is subject to, among other things, anti-dilution adjustments or in the event of a capital reorganization, reclassification, change of equity shares, consolidation or merger.

Eligibility and Administration

Directors, officers, employees, employees of entities providing management services to the Company and consultants of the Company and its subsidiaries and affiliates are eligible to receive options under the Share Option Plan. The Share Option Plan is administered by the board of directors or such board committee or officer of the Company as may be designated by the board. The board will determine which eligible employees, consultants and directors receive options and the terms and conditions thereof. The board has the authority to amend, suspend, terminate or discontinue the Share Option Plan. All of our employees are currently eligible to participate in the Plan. The actual number of employees who will receive future options under the Share Option Plan cannot be determined because selection for participation in the Plan is in the sole discretion of the board.

The board will not impair the rights and entitlements of any optionee pursuant to the terms of the then outstanding options without the written consent of all optionees, unless the amendment is a result of an change in applicable rules and policies of the TSX.

Option Awards

The board is authorized to set the terms and conditions of the options, including the vesting period, exercise price and the time and method of exercise. However, the exercise price of an option issued under the Share Option Plan may not be less than the most recent closing market price of the Company’s common share as reported by the TSX at the time such option is granted, in accordance with the policies of the TSX. No option may be granted for a term longer than ten years. An option may expire on such earlier date or dates as may be fixed by the board, subject to earlier termination in the event the optionee ceases to be eligible under the Share Option Plan by reason of death, retirement or otherwise. The aggregate number of common shares that may be made subject to issuance to “Insiders” (as defined in the Share Option Plan) pursuant to options granted under the Share Option Plan and under any other share compensation arrangement, including the Company’s Restricted Share Unit Plan, must not exceed ten percent (10%) of the Company’s issued and outstanding listed common shares on the date of grant. Furthermore, the aggregate number of common shares that may be issued to “Insiders” (as defined in the Share Option Plan) pursuant to options granted under the Share Option Plan and under any other equity compensation arrangement, including the Company’s Restricted Share Unit Plan, within any one-year period, must not exceed ten percent (10%) of the Company’s issued and outstanding listed common shares at the end of such period. If an optionee ceases to be employed by the Company or provide services to the Company or a subsidiary of the Company (other than as a result of being dismissed from employment or service for cause), any option held by such optionee shall expire between 90 days and 1 year after the date such optionee ceases to be employed by the Company or ceases to provide services to the Company, as the case may be.

Nontransferability

Unless otherwise set forth by the board in an award agreement, options are exercisable only by the optionee to whom the options were granted and are not transferable or assignable, except that options may be exercised by an optionee’s lawful representative, heir or executor for a limited time in the event such optionee’s death.

Effective Date

The shareholders of the Company first adopted the Share Option Plan at the Annual and Special Meeting held on June 23, 2005 for the benefit of directors, officers, employees, management employees and consultants of the Company. The shareholders of the Company approved certain amendments to the Share Option Plan at the Extraordinary General Meeting held on October 20, 2005 and at the Annual and Special General Meeting held on June 27, 2006.

Payment of Withholding Taxes

The Company may withhold, or require an optionee to remit to us, an amount sufficient to satisfy any federal, state or local tax withholding requirements associated with the options under the Share Option Plan.

Proposed Amendments

In order to give optionees the benefit of the TSX’s position on blackout periods and option expiration dates, and to comply with the TSX’s recommendations on the amendment provisions of equity compensation plans, the board proposes to amend its Share Option Plan to provide as follows:

(a)    If an option expires within a self imposed black out period, (1) the expiry date of the option will be a date which is ten business days after expiration of the black out period or (2) immediately following a self imposed black out period, the expiry date of the option will be a date which is ten business days after expiration of the black out period less the number of business days between the expiry date of the option and the date on which the black out period ends.

(b)   Directors will have the right, in their absolute discretion, to amend, terminate or discontinue the Share Option Plan, or the terms of any option granted under the Share Option Plan without shareholder approval, other than amendments that reduce the exercise price or extend the original outside expiration date of an option held by an insider or amendments to increase the maximum number of securities issuable under the Share Option Plan, which amendments require shareholder approval. For example, subject to those described amendments that require shareholder approval, the proposed amendments to the Share Option Plan will allow the directors to make the following changes to the Share Option Plan without shareholder approval:

(1)          amend the time or times that the shares subject to each option will become purchasable by an optionee, including accelerating the vesting terms, if any, applicable to an option;

(2)          amend the process by which an optionee who wishes to exercise his or her option can do so, including the required form of payment for the shares being purchased, the form of exercise notice and the place where such payments and notices must be delivered;

(3)          reduce the exercise price or extend the term of an option, other than an option held by an insider of the Company;

(4)          amend the terms of the Plan relating to the effect of termination, cessation or death of an optionee on the right to exercise options (including options held by an insider of the Company);

(5)          amend, suspend, terminate or discontinue the Share Option Plan, or the terms of any option granted under the Share Option Plan, or revoke or alter any action taken in connection therewith, except that no general amendment or suspension of the Share Option Plan will, without the written consent of all optionees, impair the rights and entitlements of any optionee pursuant to a then-outstanding option unless such amendment is the result of a change in the rules and policies of the TSX;

(6)          amend the Share Option Plan (except for previously granted and outstanding options) to reduce the benefits that may be granted to an optionee (before a the option is granted);

(7)          amend any error of typographical, grammatical or clerical nature; and

(8)          amend terms necessary to bring the Share Option Plan into compliance with the securities and corporate laws and the rules and policies of the TSX.

New Plan Benefits

Future awards under the Share Option Plan to our officers, employees and consultants are at the discretion of our board of directors. The benefits that may be received by our directors, officers, employees and consultants if our shareholders and the TSX approve the amendments cannot be determined at this time, and we have not included a table reflecting such benefits or awards.  Awards granted to our named executive officers during 2006 under the Share Option Plan are set forth in the table “Grants of Plan-Based Awards During 2006” on page 22.

Shareholder Approval Required for Plan Amendments

The policies of the TSX require the amendments to the Share Option Plan to be approved by a majority of the votes cast at the Annual Meeting. Accordingly, the shareholders of the Company will be requested at the Annual Meeting to pass ordinary resolutions in the following terms:

“RESOLVED that the amendment to the Company’s Amended and Restated Share Option Plan for the benefit of directors, officers, employees and consultants of the Company and its subsidiaries which provides for the expiry date of an option to be extended when such option expires during, or immediately following, a self imposed blackout period, as described in the Company’s proxy statement dated April 30, 2007 and in the form tabled at the Annual General Meeting of the Company held on June 21, 2007, be and the same is hereby approved.”

“RESOLVED that the amendment to the Company’s Amended and Restated Share Option Plan for the benefit of directors, officers, employees and consultants of the Company and its subsidiaries which provides details of when the directors have the right, in their absolute discretion, to amend the Amended and Restated Share Option Plan or any option without shareholder approval, as described in the Company’s proxy statement dated April 30, 2007 and in the form tabled at the Annual General Meeting of the Company held on June 21, 2007, be and the same is hereby approved.”

A copy of the Share Option Plan, as amended as described above, is attached to this proxy statement as Appendix A and is available in print, without charge, to any shareholder who sends a request to the Secretary at Storm Cat Energy Corporation, 1125 17th Street, Suite 2310, Denver, Colorado 80202. The summary of the principal features of the Share Option Plan and the proposed amendments does not purport to be a complete description of the provisions of the Share Option Plan, as amended, and is qualified in its entirety by the terms of the Share Option Plan attached hereto.

The board of directors unanimously recommends a vote “FOR” the amendments to the Amended and Restated Share Option Plan with respect to blackout period option expiration dates and director amendment authority.

PROPOSAL 5. APPROVAL OF AMENDMENTS TO THE RESTRICTED SHARE UNIT PLAN WITH RESPECT TO DIRECTOR AMENDMENT AUTHORITY

On April 30, 2007, our Board of Directors amended the Restricted Share Unit Plan to clarify provisions regarding director discretionary authority to amend the Restricted Share Unit Plan, or the terms of any restricted share units, without shareholder approval, as more fully described below. These amendments are subject to shareholder approval and approval from the TSX.

Clarification of Amendment Provisions

As further set forth above under “Proposal 3. Approval Of Amendments To The Amended And Restated Share Option Plan With Respect To Blackout Period Expiration Dates  And Proposal 4. Approval Of Amendments To The Amended And Restated Stock Option Plan With Respect To Director Amendment Authority—Clarification of Amendment Provisions,” the TSX has issued a notice advising listed companies that they should introduce detailed amendment provisions to their equity compensation plans to make clear whether amendments to such plans require shareholder approval, and requiring that after June 30, 2007 all amendments to plans that do not expressly exclude a need for shareholder approval be specifically approved by shareholders, including amendments considered to be of a “housekeeping” nature.

Description of the Restricted Share Unit Plan

The Restricted Share Unit Plan provides that the directors of the Company may grant restricted share units (“RSU” or “RSUs”) entitling the grantee to receive common shares or cash at the end of the vesting period, terms that the directors may determine within the limitations of the Restricted Share Unit Plan to directors, officers, employees and consultants. The maximum aggregate number of common shares reserved for issuance under the Restricted Share Unit Plan and under any other share compensation arrangements, including the Amended and Restated Share Option Plan, is 10,000,000 common shares.

If any RSUs expire unexercised or are terminated by reason of dismissal or are otherwise lawfully cancelled prior to the issuance of common shares, then any common shares issuable thereunder shall, to the extent of any such expiration, termination or cancellation, again be available for RSUs under the Restricted Share Unit Plan.

Eligibility and Administration

Directors, officers, employees, and consultants of the Company and its subsidiaries are eligible to receive RSUs under the Restricted Share Unit Plan. The Restricted Share Unit Plan is administered by the board of directors or such board committee or officer of the Company as may be designated by the board. The board will determine which eligible employees, consultants and directors receive RSUs and the terms and conditions thereof. The board has the authority to amend, modify or terminate the Restricted Share Unit Plan. All of our employees are currently eligible to participate in the Plan. The actual number of employees who will receive future RSUs under the Restricted Share Unit Plan cannot be determined because selection for participation in the Restricted Share Unit Plan is in the sole discretion of the board.

Restricted Share Unit Awards

Under the Restricted Share Unit Plan, RSUs are granted to directors, officers, employees and consultants at the discretion of the directors. The board reserves the right to determine whether, upon the vesting of an RSU a grantee is to be issued common shares or cash payment equal to the fair market value of common shares on the date of vesting. The fair market value of the common shares is the closing market price of the common shares on the TSX on the date the RSU vests. The aggregate number of common shares that may be made subject to issuance to “Insiders” (as defined in the Restricted Share Unit Plan) pursuant to RSUs granted under the Restricted Share Unit Plan and under any other share compensation arrangement, including the Company’s Share Option Plan, must not exceed ten percent (10%) of the

Company’s issued and outstanding listed common shares on the date of grant. Furthermore, the aggregate number of common shares that may be issued to “Insiders” (as defined in the Restricted Share Unit Plan) pursuant to RSUs granted under the Restricted Share Unit Plan and under any other equity compensation arrangement, including the Company’s Share Option Plan, within any one-year period, must not exceed ten percent (10%) of the Company’s issued and outstanding listed common shares at the end of such period.

Nontransferability

RSUs are not transferable or assignable other than by operation of law.

Effective Date

The shareholders of the Company first adopted the Restricted Share Unit Plan at the Annual and Special Meeting held on June 27, 2006 for the benefit of directors, officers, employees, and consultants of the Company.

Payment of Withholding Taxes

The Company may withhold from any cash amounts otherwise due or to become due from the Company to grantee amounts sufficient to satisfy withholding taxes arising from the grant or vesting of any RSUs.

Proposed Amendments

In order to comply with the TSX’s recommendations on the amendment provisions of equity compensation plans, the board proposes to amend its Restricted Share Unit Plan to permit the directors, in their discretion, to amend, suspect, terminate or discontinue the Restricted Share Unit Plan, or the terms of any outstanding RSU granted pursuant to the Restricted Share Unit Plan, or revoke or alter any action taken in connection therewith, except that no general amendment or suspension of the Restricted Share Unit Plan will, without the written consent of all holders of outstanding RSUs, impair the rights and entitlements of any such holder pursuant to then-outstanding RSUs unless such amendment is the result of a change in the rules and policies of the TSX, all without shareholder approval; except that this discretionary authority will not extend to the directors’ authority to increase the maximum number of securities issuable under the Restricted Share Unit Plan without shareholder approval, excluding, where required by the policies of the TSX, any votes attaching to shares held by persons eligible to receive grants of RSUs under the Restricted Share Unit Plan. For example, subject to the exception noted in this section, the proposed amendment to the Restricted Share Unit Plan will allow directors to accelerate the date or dates as of which any outstanding RSUs will vest without any need for shareholder approval.

New Plan Benefits

Future awards under the Restricted Share Unit Plan to our officers, employees and consultants are at the discretion of our board of directors. The benefits that may be received by our directors, officers, employees and consultants if our shareholders and the TSX approve the amendments cannot be determined at this time, and we have not included a table reflecting such benefits or awards. Awards granted to our named executive officers during 2006 under the Restricted Share Unit Plan are set forth in the table “Grants of Plan-Based Awards During 2006” on page 22.

Shareholder Approval Required for Plan Amendments

The policies of the TSX require the amendments to the Restricted Share Unit Plan to be approved by a majority of the votes cast at the Annual Meeting. Accordingly, the shareholders of the Company will be requested at the Annual Meeting to pass an ordinary resolution in the following terms:

“RESOLVED that the amendment to the Company’s Restricted Share Unit Plan for the benefit of directors, officers, employees and consultants of the Company and its subsidiaries which provides details of when the directors have the right, in their absolute discretion, to amend, suspect, terminate or discontinue the Restricted Share Unit Plan, or the terms of any outstanding RSU granted pursuant to the Restricted Share Unit Plan, or revoke or alter any action taken in connection therewith, except that no general amendment or suspension of the Restricted Share Unit Plan will, without the written consent of all holders of outstanding RSUs, impair the rights and entitlements of any such holder pursuant to then-outstanding RSUs unless such amendment is the result of a change in the rules and policies of the TSX, all without shareholder approval; except that this discretionary authority will not extend to the directors’ authority to increase the maximum number of securities issuable under the Restricted Share Unit Plan without shareholder approval, as described in the Company’s proxy statement dated April 30, 2007 and in the form tabled at the Annual General Meeting of the Company held on June 21, 2007, be and the same is hereby approved.”

A copy of the Restricted Share Unit Plan, as amended as described above, is attached to this proxy statement as Appendix B and is available in print, without charge, to any shareholder who sends a request to the Secretary at Storm Cat Energy Corporation, 1125 17th Street, Suite 2310, Denver, Colorado 80202. The summary of the principal features of the Restricted Share Unit Plan and the proposed amendments does not purport to be a complete description of the provisions of the Restricted Share Unit Plan, as amended, and is qualified in its entirety by the terms of the Restricted Share Unit Plan attached hereto.

The board of directors unanimously recommends a vote “FOR” the amendment to the Restricted Share Unit Plan with respect to director amendment authority.

OTHER BUSINESS

Pursuant to the Business Corporations Act of British Columbia, our management will present our audited financial statements for the fiscal year ended December 31, 2006, together with our auditors report thereon to the shareholders at the Annual Meeting. Our management knows of no other matter to be acted upon at the Annual Meeting. If any other matters are properly brought before the Annual Meeting however, the persons named in the accompanying proxy card as proxies for the holders of Storm Cat’s common shares will vote thereon in accordance with their best judgment.

ANNUAL REPORT

The Annual Report to Shareholders concerning the operation of the Company during the year ended December 31, 2006, including audited consolidated financial statements for the year then ended, has been enclosed with this proxy statement. The Annual Report is not incorporated in this proxy statement and is not to be considered a part of the soliciting material.

ADDITIONAL INFORMATION

Additional information relating to the Company is on SEDAR at www.sedar.com and at the SEC’s website at www.sec.gov. Shareholders may contact the Company by mail at 2310, 1125 17th Street, Denver, Colorado, 80202, by telephone at 303.991.5070, or by fax at 303.991.5075 to request copies of the documents referenced herein and in the Company’s Annual Report on Form 10-K for year ended December 31, 2006.

SHAREHOLDER PROPOSALS

In order to include a shareholder proposal in the proxy statement and form of proxy relating to the Company’s next annual general meeting of shareholders following the end of 2007, we must receive it no later than January 16, 2008. Any shareholder proposal submitted to us for consideration at next year’s annual general meeting but which is not intended to be included in the related proxy statement and form of proxy must be received by March 31, 2008. A proxy will confer discretionary authority on the Company to vote a proxy with respect to any matter that is not submitted to the Company by March 31, 2008.

AVAILABILITY OF REPORT ON FORM 10-K

Upon your written request, we will provide to you a complimentary copy of the 2006 Annual Report on Form 10-K (without exhibits) as filed with the SEC. Your request should be mailed to Storm Cat’s offices, addressed as follows: Storm Cat Energy Corporation, 1125 17th Street, Suite 2310, Denver, Colorado 80202. A free copy of the Form 10-K may also be obtained at the Internet web site maintained by the SEC at www.sec.gov, and by visiting Storm Cat’s Internet web site at www.stormcatenergy.com and clicking on “Investors,” then on “Annual Report” or by clicking on “Contact Us” then on “Request Information” and completing the request form.

By Order of the Board of Directors,

/s/ Paul Wiesner

Paul Wiesner
Chief Financial Officer, Treasurer and Secretary

April 30, 2007

Appendix A

STORM CAT ENERGY CORPORATION
(the “Company”)

AMENDED AND RESTATED SHARE OPTION PLAN

Dated for reference June 21, 2007

ARTICLE 1
PURPOSE AND INTERPRETATION

Purpose

1.1   The purpose of this Plan will be to advance the interests of the Company by encouraging equity participation in the Company through the acquisition of Common Shares of the Company. It is the intention of the Company that this Plan will at all times be in compliance with the rules and policies, as may be amended from time to time, (the “Exchange Policies”) of the TSX Venture Exchange (the “TSX Venture”) or the Toronto Stock Exchange (the “TSX”), depending upon the stock exchange on which the Common Shares are, at the relevant time, listed for trading, and any inconsistencies between this Plan and the Exchange Policies whether due to inadvertence or changes in the Exchange Policies will be resolved in favour of the latter.

Definitions

1.2   In this Plan:

Affiliate means a company that is a parent or subsidiary of the Company, or that is controlled by the same entity as the Company;

Associate has the meaning assigned by the Securities Act;

Blackout Period means a period during which the Company has imposed restrictions on trades in its securities by its directors, officers and employees;

Board means the board of directors of the Company or any committee thereof duly empowered or authorized to grant options under this Plan;

Change of Control includes situations where after giving effect to the contemplated transaction and as a result of such transaction:

(i)    any one Person holds a sufficient number of voting shares of the Company or resulting company to affect materially the control of the Company or resulting company, or,

(ii)   any combination of Persons, acting in concert by virtue of an agreement, arrangement, commitment or understanding, hold in total a sufficient number of voting shares of the Company or its successor to affect materially the control of the Company or its successor, where such Person or combination of Persons did not previously hold a sufficient number of voting shares to affect materially control of the Company or its successor. In the absence of evidence to the contrary, any Person or combination of Persons acting in concert by virtue of an agreement, arrangement, commitment or understanding, holding more than 20% of the voting shares of the Company or its successor is deemed to materially affect the control of the Company or its successor;

Common Shares means common shares without par value in the capital of the Company providing such class is listed on the TSX Venture or the TSX;

Company means the Corporation named at the top hereof and includes, unless the context otherwise requires, all of its subsidiaries or affiliates and successors according to law;

Consultant means a Person or Consultant Company, other than an Employee, Officer or Director that:

(i)    provides on an ongoing bona fide basis, consulting, technical, managerial or like services to the Company or an Affiliate of the Company, other than services provided in relation to a Distribution;

(ii)   provides the services under a written contract between the Company or an Affiliate and the Person or the Consultant Company;

(iii)  in the reasonable opinion of the Company, spends or will spend a significant amount of time and attention on the business and affairs of the Company or an Affiliate of the Company; and

(iv)  has a relationship with the Company or an Affiliate that enables the Person or Consultant Company to be knowledgeable about the business and affairs of the Company;

Consultant Company means for a Person consultant, a company or partnership of which the Person is an employee, shareholder or partner;

Directors means the directors of the Company as may be elected from time to time;

Discounted Market Price has the meaning assigned by Policy 1.1 of the TSX Venture;

Disinterested Shareholder Approval means approval by a majority of the votes cast by all the Company’s shareholders at a duly constituted shareholders’ meeting, excluding votes attached to shares beneficially owned by Service Providers or their Associates;

Distribution has the meaning assigned by the Securities Act, and generally refers to a distribution of securities by the Company from treasury;

Effective Date for an Option means the date of grant thereof by the Board;

Employee means:

(i)    a Person who is considered an employee under the Income Tax Act (i.e. for whom income tax, employment insurance and CPP deductions must be made at source);

(ii)   a Person who works full-time for the Company or its subsidiary providing services normally provided by an employee and who is subject to the same control and direction by the Company over the details and methods of work as an employee of the Company, but for whom income tax deductions are not made at source; or

(iii)  a Person who works for the Company or its subsidiary on a continuing and regular basis for a minimum amount of time per week providing services normally provided by an employee and who is subject to the same control and direction by the Company over the details and methods of work as an employee of the Company, but for whom income tax deductions need not be made at source;

Exchange Policies has the meaning given to it in paragraph 1.1 of this Plan.

Exercise Price means the amount payable per Common Share on the exercise of an Option, as determined in accordance with the terms hereof;

Existing Options means the options previously granted by the Company and outstanding as at the close of business on June 27, 2006 to purchase an aggregate of 5,076,666 Common shares in the capital of the Company, which options are, going forward, governed by the terms and conditions of this Plan;

Expiry Date means the day on which an Option lapses as specified in the Option Commitment therefor or in accordance with the terms of this Plan;

Insider means:

(i)    an “insider” (or “Insider”) as defined in the Exchange Policies or as defined in securities legislation applicable to the Company; or

(ii)   an Associate of any person who is an Insider by virtue of Section (i) above;

Investor Relations Activities has the meaning assigned by Policy 1.1 of the TSX Venture, and means generally any activities or communications that can reasonably be seen to be intended to or be primarily intended to promote the merits or awareness of or the purchase or sale of securities of the Company;

Listed Shares means the number of issued and outstanding Common Shares that have been accepted for listing on the TSX Venture or the TSX, but excluding dilutive securities not yet converted into Listed Shares;

Management Company Employee means a Person employed by another person or a corporation providing management services to the Company which are required for the ongoing successful operation of the business enterprise of the Company, but excluding a corporation or Person engaged primarily in Investor Relations Activities;

Officer means a duly appointed “senior officer” of the Company as defined in the Securities Act;

Option means the Existing Options and any right to purchase Common Shares granted hereunder to a Service Provider;

Option Commitment means the notice of grant of an Option delivered by the Company hereunder to a Service Provider and substantially in the form of Schedule A hereto or, for Existing Options, under a prior option plan of the Company;

Optioned Shares means Common Shares that may be issued in the future to a Service Provider upon the exercise of an Option;

Optionee means the recipient of an Option hereunder or a holder of Existing Options;

Outstanding Shares means at the relevant time, the number of outstanding Common Shares of the Company from time to time;

Participant means a Service Provider that becomes an Optionee;

Person means a company or an individual;

Plan means this Share Option Plan, the terms of which are set out herein or as may be amended;

Plan Shares means the total number of Common Shares which may be made subject to issuance as Optioned Shares under the Plan as provided in Section 2.2;

Regulatory Approval means the approval of the TSX Venture or the TSX, depending on which stock exchange the Common Shares are, at the relevant time, listed for trading, and any other securities regulatory authority that may have lawful jurisdiction over the Plan and any Options issued hereunder;

Sale of the Company means:

(i)    a sale of all or substantially all of the assets of the Company;

(ii)   a corporate transaction (whether effected through an acquisition for cash or securities, and whether structured as a purchase, amalgamation, merger, arrangement or otherwise) in which the Company is not the surviving corporation (other than a purchase, amalgamation, merger or consolidation with one or more subsidiaries of the Company, or other transaction in which there is no material change of control in the beneficial shareholder(s) of the Company; and

(iii)  a corporate transaction (whether effected through an acquisition for cash or securities, and whether structured as a purchase, amalgamation, merger, arrangement or otherwise) in which the Company is the surviving corporation, but after which shareholder(s) of the Company immediately prior to such transaction (other than any shareholder which merges, or which owns or controls another corporation which merges, with the Company in such transaction)  hold less than 30% of the voting rights attaching to all of the outstanding voting securities of the Company;

Securities Act means the Securities Act, R.S.B.C. 1996, c. 418, as amended from time to time;

Service Provider means a Person who is a bona fide Director, Officer, Employee, Management Company Employee or Consultant, and also includes a company, of which 100% of the share capital is beneficially owned by one or more Person Service Providers;

Share Compensation Arrangement means any Option under this Plan, and any other stock option, stock option plan, employee stock purchase plan, restricted share unit plan, or any other compensation or incentive mechanism involving the issuance or potential issuance of Common Shares to a Service Provider, including, where applicable, the Existing Options;

Shareholder Approval means approval by a majority of the votes cast by eligible shareholders at a duly constituted shareholders’ meeting;

TSX has the meaning given to it in paragraph 1.1 of this Plan; and

TSX Venture has the meaning given to it in paragraph 1.1 of this Plan.

Interpretation

1.3   In this Plan: (i) where reference is made in this Plan to “TSX Venture or the TSX” or words to similar effect, as between the TSX Venture or the TSX, only one stock exchange will, from time to time be the applicable stock exchange, and it will be the stock exchange on which the Common Shares are then listed for trading; and (ii) this Plan replaces the Company’s prior option plan, and will govern any and all Options granted hereunder, and, subject to the express provisions hereof, any and all Existing Options.

1.4   Unless otherwise specified, words used in this Plan importing the singular include the plural and vice versa and words importing gender include all genders and non-individual entities.

1.5   Except as otherwise expressly determined otherwise by the Board, a Service Provider will be deemed to have ceased to be employed by or provide services to the Company on the first to occur of the date on which the Service Provider has left his employ/office with the Company, the date on which his service contract with the Company expires, and the termination date specified in a termination notice given by the Company to the Service Provider.

ARTICLE 2
SHARE OPTION PLAN

Establishment of Share Option Plan

2.1   There is hereby established a Share Option Plan to recognize contributions made by Service Providers and to create an incentive for their continuing assistance to the Company and its Affiliates. Except to the extent that amendments to Options effected by this Plan will impair the rights and entitlements of an Optionee under any Existing Options, the Existing Options will be governed by and interpreted in accordance with this Plan.

Maximum Plan Shares

2.2   The maximum number of Plan Shares which may be made subject to issuance under Options granted under this Plan is 10,000,000 Common Shares, less:

(a)    the aggregate number of Common Shares that are, from time to time, subject to issuance under outstanding rights that have been issued by the Company under any other Share Compensation Arrangement, including the Existing Options and Common Shares that are subject to issuance under outstanding Restricted Share Units issued under the Company’s Restricted Share Unit Plan (as may be amended from time to time); and

(b)   the net number of Common Shares that, subsequent to the date hereof, are issued pursuant to a right granted under this Plan or any other Share Compensation Arrangement,

subject to adjustment under Section 3.14.

Eligibility

2.3   Subject to the Board’s powers of delegation under this Plan, options to purchase Common Shares may be granted hereunder to Service Providers from time to time by the Board. Service Providers that are corporate entities will be required to undertake in writing not to effect or permit any transfer of ownership or option of any of its shares, nor issue more of its shares (so as to indirectly transfer the benefits of an Option), as long as such Option remains outstanding, unless the written permission of the TSX Venture or the TSX, and the Company is obtained. For greater certainty, a change in the status of a Participant’s relationship with the Company will not affect such Participant’s then-existing Options, provided that the Participant has not ceased to be employed by or provide services to the Company.

Options Granted Under the Plan

2.4   All Options granted under the Plan will be evidenced by an Option Commitment in the form attached as Schedule A, showing the number of Optioned Shares, the term of the Option, a reference to vesting terms, if any, and the Exercise Price.

2.5   Subject to specific variations approved by the Board, all terms and conditions set out herein will be deemed to be incorporated into and form part of an Option Commitment made hereunder.

Limitations on Issue

2.6   Subject to Section 2.10, if the Common Shares are listed for trading on the TSX Venture, the following restrictions on issuances of Options are applicable under the Plan:

(a)    no Service Provider can be granted an Option if that Option would result in the total number of Options, together with all other Share Compensation Arrangements granted to such Service Provider in the previous 12 months, exceeding 5% of the Listed Shares (unless the Company is classified as a Tier 1 Issuer by the TSX Venture and the Company has obtained Disinterested Shareholder Approval under Section 2.10(a)(iii) to do so);

(b)   no Options can be granted under this Plan if the Company is designated “Inactive” by the TSX Venture;

(c)    the aggregate number of Options granted to Service Providers conducting Investor Relations Activities in any 12-month period must not exceed 2% of the Listed Shares, calculated at the time of grant, without the prior consent of TSX Venture; and

(d)   the aggregate number of Options granted to any one Consultant in any 12-month period must not exceed 2% of the Listed Shares, calculated at the time of grant, without the prior consent of TSX Venture.

2.7   If the Common Shares are listed for trading on the TSX, then notwithstanding anything in this Plan to the contrary:

(a)    the aggregate number of Common Shares that may be made subject to issuance to Insiders pursuant to Options granted under the Plan and under any other Share Compensation Arrangement must not exceed 10% of the Listed Shares; and

(b)   the aggregate number of Common Shares that may be issued to Insiders pursuant to Options granted under the Plan and under any other Share Compensation Arrangement, within any one-year period, must not exceed 10% of the Listed Shares.

Options Not Exercised or Optioned Shares Used to Pay Exercise Price

2.8   For greater certainty:

(a)    in the event a right to acquire Common Shares under a Share Compensation Arrangement (including an Option) expires unexercised or is terminated by reason of dismissal of the holder of the right for cause or is otherwise lawfully cancelled prior to such right resulting in the issuance of Common Shares, then the Common Shares that were issuable thereunder will be added back into the aggregate number of Common Shares that may be, from time to time, made subject to issuance under a right granted this Plan or any other Share Compensation Arrangement; and

(b)   if an Optionee pays the Exercise Price (and/or any applicable withholding taxes) of an Option by surrendering previously owned Common Shares, or arranges to have the appropriate number of Optioned Shares otherwise issuable upon exercise of an Option withheld, then the Common Shares that would have been issued upon exercise of the Option equal in number to the surrendered and/or withheld Optioned Shares and Common Shares shall not count towards the maximum number of Plan Shares that may be made subject to issuance under this Plan or any other Share Compensation Arrangement.

Powers of the Board

2.9   The Board will be responsible for the general administration of the Plan and the proper execution of its provisions, the interpretation of the Plan and the determination of all questions arising hereunder. Without limiting the generality of the foregoing, the Board has the power to:

(a)    allot Common Shares for issuance in connection with the exercise of Options;

(b)   grant Options hereunder;

(c)    amend, suspend, terminate or discontinue the Plan or the terms of any Option granted under the Plan, or revoke or alter any action taken in connection therewith, except that no general amendment or suspension of the Plan will, without the written consent of all Optionees, impair the rights and entitlements of any Optionee pursuant to a then-outstanding Option unless such amendment is the result of a change in the Exchange Policies or, if applicable, the Company’s tier classification under the policies of the TSX Venture; and

(d)   may in its sole discretion amend this Plan (except for previously granted and outstanding Options) to reduce the benefits that may be granted to Service Providers (before a particular Option is granted) subject to the other terms hereof.

The Board may delegate all or such portion of its powers under this Plan as it may determine to a duly appointed committee of the Board or an Officer of the Company, either indefinitely or for such period of time as it may specify, and thereafter such committee or Officer may exercise the powers and discharge the duties of the Board in respect of the Plan so delegated to the same extent as the Board is hereby authorised so to do. If such a committee or Officer is appointed for this purpose, all references herein to the Board will be deemed to be references to such committee or Officer. Notwithstanding the foregoing, the Board will not be permitted to delegate its powers hereunder to an Officer to the extent that such powers relate to the participation in this Plan by Officers and Directors.

Terms or Amendments Requiring (Disinterested) Shareholder Approval

2.10 If the Common Shares are listed for trading on the TSX Venture, then the Company will be required to obtain Disinterested Shareholder Approval prior to any of the following actions becoming effective:

(a)    the Plan, together with all of the Company’s previously established and outstanding stock option plans or grants, could result at any time in:

(i)    the aggregate number of shares reserved for issuance under stock options granted to Insiders exceeding 10% of the Listed Shares;

(ii)   the number of Optioned Shares issued to Insiders within a one-year period exceeding 10% of the Listed Shares; or,

(iii)  in the case of a Tier 1 Issuer only the issuance to any one Optionee, within a 12-month period, of a number of shares exceeding 5% of Listed Shares; or

(b)   any reduction in the Exercise Price of an Option previously granted to an Insider.

2.11 If the Common Shares are listed for trading on the TSX, then the Company will be required to obtain:

(a)    subject to Sections 2.9(c) and (d), Shareholder Approval at the time of any amendment to the Plan;

(b)   Shareholder Approval, excluding the votes of Common Shares held by Insiders benefiting from the amendment if required by Exchange Policies, of:

(i)    any reduction in the Exercise Price of an Option held by an Insider; or

(ii)   any extension of the term of an Option held by an Insider; or

(iii)  any increase of the fixed maximum number of Plan Shares issuable under the Plan; and

(c)    except for amendments described in 2.11(b) no Shareholder Approval will be required for an action of the Board taken in accordance with Sections 2.9(c) and (d).

ARTICLE 3
TERMS AND CONDITIONS OF OPTIONS

Exercise Price

3.1   The Exercise Price of an Option will be set by the Board at the time such Option is allocated under the Plan, and cannot be less than the Discounted Market Price, if the Common Shares are listed for trading on the TSX Venture, or the most recent closing market price of the Common Shares as reported by the TSX at the time such option is granted, if such shares are listed for trading on the TSX.

Term of Option

3.2   The term of each Option will be determined by the Board, provided that, if the Company is a Tier 1 Issuer on the TSX Venture or the Common Shares are listed for trading on the TSX, then an Option can be exercisable for a maximum of 10 years from the Effective Date; and if the Company is a Tier 2 Issuer on the TSX Venture an Option can be exercisable for a maximum of five years from the Effective Date.

3.3   Notwithstanding Section 3.2, if the Expiry Date of an Option occurs:

(a)           within a Blackout Period, the Expiry Date will be extended to the date which is 10 Business Days after expiry of the Blackout Period; or

(b)          immediately following a Blackout Period, the Expiry Date will be extended to the date which is 10 Business Days after expiry of the Blackout Period less the number of Business Days between the Expiry Date of the Option and the date on which the Blackout Period ends.

The term of expiry pursuant to sub-paragraphs 3.3 (a) or (b) is subject to the discretion of the Board.

Option Amendment

3.4   Subject to Section 2.10(b), the Exercise Price of an Option may be amended only if at least six (6) months have elapsed since the later of the date of commencement of the term of the Option, the date the Company’s shares commenced trading on the TSX Venture, or the date of the last amendment of the Exercise Price.

3.5   An Option must be outstanding for at least one year before the Company may extend its term, subject to the limits contained in Section 3.2.

3.6   Any proposed amendment to the terms of an Option must receive any and all approvals that are required from the TSX Venture or the TSX under Exchange Policies prior to the exercise of such Option.

Vesting of Options

3.7   Subject to Section 3.8 and Section 3.9, vesting of Options is otherwise at the discretion of the Board, and will generally be subject to:

(a)    the Service Provider remaining employed by or continuing to provide services to the Company or any of its subsidiaries and Affiliates as well as, at the discretion of the Board, achieving certain milestones which may be defined by the Board from time to time or receiving a satisfactory performance review by the Company or its subsidiary or affiliate during the vesting period; or

(b)   remaining as a Director of the Company or any of its subsidiaries or Affiliates during the vesting period.

3.8   If the Company is a Tier 2 Issuer on the TSX Venture and the Plan Shares exceed 10% of the Listed Shares, then any Options granted under the Plan will vest in accordance with the vesting schedule attached as Schedule B and may be exercised only after vesting.

Vesting of Options Granted for Investor Relations Activities

3.9   Subject to Section 3.8, if the Common Shares are listed for trading on the TSX Venture, then Options granted to Consultants conducting Investor Relations Activities will vest:

(a)    over a period of not less than 12 months as to 25% on the date that is three months from the date of grant, and a further 25% on each successive date that is three months from the date of the previous vesting; or

(b)   such longer vesting period as the Board may determine.

Variation of Vesting Periods

3.10 At the time an Option is granted which carries vesting provisions, the Board may vary such vesting provisions provided in Section 3.8 and Section 3.9, subject to Regulatory Approval.

Accelerated Vesting

3.11 Notwithstanding any vesting provisions imposed on any Options granted under this Plan, whether such vesting provisions are set out in this Plan or in an Option Commitment made pursuant to this Plan, if the Company is classified as a Tier 1 Issuer by the TSX Venture or listed on the TSX, then, immediately upon the completion of a Sale of the Company, all outstanding and unvested Options (except for Options granted to Consultants conducting Investor Relations Activities) will be deemed to be fully vested without the need for any further action by the Company or the Optionee.

Optionee Ceasing to be Employed or Provide Services

3.12 No Option held by a Service Provider may be exercised after such Service Provider has ceased to be employed by or provide services to the Company, except as follows:

(a)    in the case of the death of an Optionee, any vested Option held by him at the date of death will become exercisable by the Optionee’s lawful personal representatives, heirs or executors until the earlier of one year after the date of death of such Optionee and the date of expiration of the term otherwise applicable to such Option;

(b)   in the case of the Company being a Tier 1 Issuer listed on the TSX Venture, Options granted to any Service Provider must expire within 90 days after the date the Optionee ceases to be employed by or provide services to the Company, but only to the extent that such Optionee was vested in the Option at the date the Optionee ceased to be so employed by or to provide services to the Company;

(c)    in the case of the Company being a Tier 2 Issuer listed on the TSX Venture, Options granted to a Service Provider conducting Investor Relations Activities must expire within 30 days of the date the Optionee ceases to provide services to the Company, but only to the extent that such Optionee was vested in the Option at the date the Optionee ceased to provide services to the Company;

(d)   in the case of the Company being a Tier 2 Issuer listed on the TSX Venture, Options granted to an Optionee (other than an Optionee conducting Investor Relations Activities) must expire within 90 days after the Optionee ceases to be employed by or provide services to the Company, but only to the extent that such Optionee was vested in the Option at the date the Optionee ceased to be so employed by or to provide services to the Company;

(e)    in the case of the Company having its securities listed on the TSX, except as otherwise expressly approved by the Board for the specific Option Commitment in question, Options granted to an Optionee must expire between 90 days and 1 year after the Optionee ceases to be employed by or provide services to the Company, but only to the extent that such Optionee was vested in the Option at the date the Optionee ceased to be employed by or to provide services to the Company and cannot extend beyond the original outside Expiry Date;

(f)    in the case of an Optionee being dismissed from employment or service for cause, such Optionee’s Options, whether or not vested at the date of dismissal, will terminate immediately on the date the Optionee ceased to be employed by or to provide services to the Company, and the terminated Optionee will have no right to exercise his Options after such a termination; and

(g)    in the event that the Optionee ceases to be employed by or provide services to the Company, whether for cause or otherwise, no potential value of the Optionee’s Options will be considered in determining any notice or compensation in lieu of notice that may be required or given upon such cessation of the Optionee’s tenure with the Company. This is a condition of the grant of the Options to the Optionee and the Optionee waives any and all rights and claims the Optionee may have to any Optioned Shares or value attributable to Optioned Shares which would have under any circumstances vested after the Optionee ceases to be employed by or provide services to the Company.

Non Assignable

3.13 Subject to Section 3.12(a), all Options will be exercisable only by the Optionee to whom they are granted and will not be assignable or transferable.

Adjustment of the Number of Optioned Shares

3.14 The number of Common Shares subject to an Option will be subject to adjustment in the events and in the manner following:

(a)    in the event of a subdivision of Common Shares as constituted on the date hereof, at any time while an Option is in effect, into a greater number of Common Shares, the Company will thereafter deliver at the time of purchase of Optioned Shares hereunder, in addition to the number of Optioned Shares in respect of which the right to purchase is then being exercised, such additional number of Common Shares as result from the subdivision without an Optionee making any additional payment or giving any other consideration therefor;

(b)   in the event of a consolidation of the Common Shares as constituted on the date hereof, at any time while an Option is in effect, into a lesser number of Common Shares, the Company will thereafter deliver and an Optionee will accept, at the time of purchase of Optioned Shares hereunder, in lieu of the number of Optioned Shares in respect of which the right to purchase is then being exercised, the lesser number of Common Shares as result from the consolidation;

(c)    in the event of any change of the Common Shares as constituted on the date hereof, at any time while an Option is in effect, the Company will thereafter deliver at the time of purchase of Optioned Shares hereunder the number of shares of the appropriate class resulting from the said change as an Optionee would have been entitled to receive in respect of the number of Common Shares so purchased had the right to purchase been exercised before such change;

(d)   in the event of a capital reorganization, reclassification or change of outstanding equity shares (other than a change in the par value thereof) of the Company, a consolidation, merger or amalgamation of the Company with or into any other company or a sale of the property of the Company as or substantially as an entirety at any time while an Option is in effect, an Optionee will thereafter have the right to purchase and receive, in lieu of the Optioned Shares immediately theretofore purchasable and receivable upon the exercise of the Option, the kind and amount of share and other securities and property receivable upon such capital reorganization, reclassification, change, consolidation, merger, amalgamation or sale which the holder of a number of Common Shares equal to the number of Optioned Shares immediately theretofore purchasable and receivable upon the exercise of the Option would have received as a result thereof. The subdivision or consolidation of Common Shares at any time outstanding (whether with or without par value) will not be deemed to be a capital reorganization or a reclassification of the capital of the Company for the purposes of this Section 3.14(d);

(e)    an adjustment will take effect at the time of the event giving rise to the adjustment, and the adjustments provided for in this Section are cumulative;

(f)    the Company will not be required to issue fractional shares in satisfaction of its obligations hereunder. Any fractional interest in a Common Share that would except for the provisions of this Section 3.14(f), be deliverable upon the exercise of an Option will be cancelled and not be deliverable by the Company; and

(g)    if any questions arise at any time with respect to the Exercise Price or number of Optioned Shares deliverable upon exercise of an Option in any of the events set out in this Section 3.14, such questions will be conclusively determined by the Company’s auditors, or, if they decline to so act, any other firm of Chartered Accountants, in Vancouver, British Columbia (or in the city of the Company’s principal executive office) that the Company may designate and who will have access to all appropriate records and such determination will be binding upon the Company and all Optionees.

ARTICLE 4
COMMITMENT AND EXERCISE PROCEDURES

Option Commitment

4.1   Upon grant of an Option hereunder, an authorized officer of the Company will deliver to the Optionee an Option Commitment detailing the terms of such Options and upon such delivery the Optionee will be subject to the Plan and have the right to purchase the Optioned Shares at the Exercise Price set out therein subject to the terms and conditions hereof.

Manner of Exercise

4.2   An Optionee who wishes to exercise his Option may do so by delivering:

(a)    a written notice to the Company specifying the number of Optioned Shares being acquired pursuant to the Option; and

(b)   the aggregate Exercise Price (and any applicable withholding taxes) for the Optioned Shares being acquired by any of the following means permitted by the Board from time to time, including, but not limited to, (1) cash or a certified cheque payable to the Company; (2) tendering (either actually or by attestation) Common Shares owned by the Optionee for at least six (6) months, valued at the fair market value on the date the Option is exercised; (3) arranging to have the appropriate number of Common Shares issuable upon the exercise of the Option withheld or sold; or (4) any combination of the above.

Delivery of Certificate and Hold Periods

4.3   As soon as practicable after receipt of the notice of exercise described in Section 4.2 and payment in full for the Optioned Shares being acquired, the Company will direct its transfer agent to issue a certificate to the Optionee for the appropriate number of Optioned Shares. Such certificate issued will bear a legend stipulating any resale restrictions required under applicable securities laws. Further, if the Company is a Tier 2 Issuer, or the Exercise Price is set below the then current market price of the Common Shares on the TSX Venture, then the certificate will also bear a legend stipulating that the Optioned Shares are subject to a four-month TSX Venture hold period commencing the date of the Option Commitment.

ARTICLE 5
GENERAL

Employment and Services

5.1   Nothing contained in the Plan will confer upon or imply in favour of any Optionee any right with respect to office, employment or provision of services with the Company, or interfere in any way with the right of the Company to lawfully terminate the Optionee’s office, employment or service at any time pursuant to the arrangements pertaining to same. Participation in the Plan by an Optionee will be voluntary.

No Representation or Warranty

5.2   The Company makes no representation or warranty as to the future market value of Common Shares issued in accordance with the provisions of the Plan or to the effect of the Income Tax Act (Canada) or any other taxing statute governing the Options or the Common shares issuable thereunder or the tax consequences to a Service Provider. Compliance with applicable securities laws as to the disclosure and resale obligations of each Participant is the responsibility of such Participant and not the Company.

Interpretation

5.3   The Plan will be governed and construed in accordance with the laws of the Province of British Columbia.

Amendment of the Plan

5.4   The Board reserves the right, in its absolute discretion, to at any time amend, modify or terminate the Plan with respect to all Common Shares in respect of Options which have not yet been granted hereunder. Any amendment to any provision of the Plan will be subject to any necessary Regulatory Approvals.

U.S. Tax Withholding

5.5   Prior to the delivery of any Optioned Shares being acquired upon exercise of an Option, the Company may withhold, or require an Optionee to remit to the Company, an amount sufficient to pay any U.S. Federal, state, and local taxes associated with exercise of the Option and acquisition of the Optioned Shares. The Board may, in its discretion and subject to such rules as the Board may adopt, permit an Optionee to pay any or all taxes associated with such exercise in cash, by tendering or arranging to have sold the appropriate number of Common Shares, including the Optioned Shares being delivered in connection with the exercise, or by a combination of these methods. If Common Shares are used to satisfy withholding tax obligations, such Common Shares shall be valued based on the fair market value thereof as of the date when the withholding for taxes is required to be made. Notwithstanding the foregoing, except as otherwise provided by the Board or in the terms of the Option, the Company shall have the right to require an Optionee to pay cash to satisfy withholding taxes as a condition to the delivery of any Optioned Shares being acquired upon exercise under the Plan.

SCHEDULE A

SHARE OPTION PLAN

OPTION COMMITMENT

Notice is hereby given that, effective this • day of •, 200• (the “Effective Date”) Storm Cat Energy Corporation (the “Company”) has granted to • (the “Service Provider”), an Option to acquire • Common Shares (“Optioned’ Shares”) up to 5:00 p.m. Vancouver Time on the • day of •, 200• (the “Expiry Date”) at an Exercise Price of CDN$• per share.

At the date of grant of the Option, the [Company’s Common Shares are listed for trading on the TSX  Venture and the Company is classified as a Tier • Issuer / Company’s Common Shares are listed for trading on the TSX].

Optioned Shares will vest and may be exercised as follows:

•       in accordance with the vesting provisions set out in Schedule B of the Plan

or

•       as follows:  •

The grant of the Option evidenced hereby is made subject to the terms and conditions of the Company’s Amended & Restated Share Option Plan (the “Plan”) dated for reference June 27, 2006, the terms and conditions of which are hereby incorporated herein. The Company will provide you with a copy of the Plan upon your request.

To exercise your Option, deliver a written notice specifying the number of Optioned Shares you wish to acquire, together with cash or a certified cheque payable to the Company for the aggregate Exercise Price, to the Company. A certificate for the Optioned Shares so acquired will be issued by the Company’s transfer agent as soon as practicable thereafter and will bear a minimum four month non-transferability legend from the date of this Option Commitment. [Tier 1 Issuers on the TSX Venture and companies listed on the TSX may grant stock options without a hold period, provided the exercise price of the options has been set at or above the market price of the Company’s shares on such stock exchange rather than below.]

The Company and the Service Provider represent that the Service Provider under the terms and conditions of the Plan is a bona fide [EMPLOYEE/ CONSULTANT/MANAGEMENT COMPANY EMPLOYEE] • of the Company, entitled to receive Options under Exchange Policies (as such term is defined in the Plan).

STORM CAT ENERGY CORPORATION

Authorized Signatory

SCHEDULE B

SHARE OPTION PLAN
(See Section 3.8 of the Plan)

VESTING SCHEDULE

1.     Options granted pursuant to the Plan to Directors, Officers and all Employees employed by the Company for a period of more than six months at the time the Option is granted will vest as follows:

(a)    1/3 of the total number of Options granted will vest six months after the date of grant;

(b)   a further 1/3 of the total number of Options granted will vest one year after the date of grant; and

(c)    the remaining 1/3 of the total number of Options granted will vest eighteen months after the date of grant.

2.     Options granted pursuant to the Plan to an Employee who has been employed by the Company for a period of less than six months at the time the Option is granted will vest as follows:

(a)    1/3 of the total number of Options granted will vest one year after the date of grant;

(b)   a further 1/3 of the total number of Options granted will vest eighteen months after the date of grant; and

(c)    the remaining 1/3 of the total number of Options granted will vest two years after the date of grant.

3.     Options granted to Consultants retained by the Company pursuant to a short term contract or for a specific project with a finite term, will be subject to such vesting provisions determined by the Board of Directors of the Company at the time the Option Commitment is made, subject to Regulatory Approval.

Appendix B

STORM CAT ENERGY CORPORATION
(the “Company”)

RESTRICTED SHARE UNIT PLAN

Dated for reference June 21, 2007

1.                                                     PURPOSE AND INTERPRETATION

1.1                                              Purpose

The purpose of this Plan is to enhance the Company’s ability to attract and retain individuals with experience and ability to serve as directors, officers, employees and consultants of the Company. This Plan is intended to promote the alignment of interests between the Company’s shareholders and such individuals by allowing them to participate in the success of the Company.

1.2                                              Definitions

For the purposes of the Plan, unless there is something in the subject matter or context inconsistent therewith the following terms shall have the following meanings:

(a)          “Account” means the account set up on behalf of each Participant in accordance with Section 4.8;

(b)         “Applicable Law” means all federal, provincial and foreign laws and any regulations, instruments or orders enacted thereunder, and the rules, regulations and policies of the Stock Exchanges applicable to the Company and the Participants in respect of the operation and administration of the Plan;

(c)          “Board” means the Board of Directors of the Company, as constituted from time to time;

(d)         “Change in Control” shall have the meaning as defined in Schedule A;

(e)          “Company” means Storm Cat Energy Corporation and includes, unless the context otherwise requires, all of its Subsidiaries and successors according to law;

(f)            “Consultant” means an individual (including an individual whose services are contracted through a personal holding Company) engaged to provide ongoing management or consulting services for the Company;

(g)          “Eligible Person” means, at the Grant Date, any director, officer, employee or Consultant of the Company;

(h)         “Fair Market Value” means, with respect to each vested RSU on the Vesting Date, the closing price per Share on the Vesting Date on the TSX Venture Exchange or the Toronto Stock Exchange (depending on which Stock Exchange the Shares are listed for trading on such date) or, if there is no closing price on the Vesting Date, the last preceding closing price per Share on such Stock Exchange;

(i)            “Grant Date” means the date of grant of an RSU by the Board or such other date as may be specified by the Board at the time of the authorization of the grant;

(j)             “Insider” shall have the meaning ascribed to that term under the Securities Act and applicable Stock Exchange policies;

(k)         “Participant” means an Eligible Person to whom or which RSUs have been granted;

(l)            “Plan” means this Restricted Share Unit Plan of the Company, as may be amended;

(m)     “Plan Limit” means the maximum number of Shares that are issuable under the Plan in accordance with Section 4.2;

(n)         “Regulatory Approval” means the approval of any Stock Exchange or any other regulatory authority or governmental agency having lawful jurisdiction over the Plan and any RSUs granted hereunder.

(o)         “Restricted Share Unit” or “RSU” means a unit credited by means of a bookkeeping entry on the books of the Company to a Participant’s Account in accordance with the terms and conditions of the Plan;

(p)         “RSU Agreement” means an agreement, substantially in the form of the agreement set out in Schedule B, between the Company and a Participant setting out the terms of the RSUs granted to the Participant;

(q)         “Securities Act” means the Securities Act (British Columbia), R.S.B.C. 1996 c. 418, as amended from time to time;

(r)           “Shares” means the common shares in the capital of the Company;

(s)           “Share Compensation Arrangement” means any share option plan, employee stock purchase plan or any other compensation or incentive mechanism involving the issuance or potential issuance of Shares, including a share purchase from treasury which is financially assisted by the Company by way of a loan, guarantee or otherwise;

(t)            “Stock Exchanges” means any stock exchanges or markets on which the Shares are listed for trading at the relevant time; and

(u)         “Subsidiary” means any corporation that is a subsidiary of the Company as defined in the Securities Act; and

(v)          “Vesting Date” means the date the RSUs of a Participant vest in accordance with Section 4.5 and relevant RSU Agreement.

1.3                                              Use of Gender and Number

Words importing the singular number only shall include the plural and vice versa and words importing the masculine shall include the feminine.

1.4                                              Governing Law

The Plan and all matters to which reference is made herein shall be governed by and interpreted in accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable therein.

2.                                                     ESTABLISHMENT OF THE PLAN

2.1                                              Effective Date

There is hereby established a Restricted Share Unit Plan effective as of June 27, 2006.

2.2                                              Eligibility

RSUs may be granted hereunder to Eligible Persons from time to time by the Board, subject to the limitations set forth in herein.

2.3                                              Compliance with Applicable Law

The Plan, the grant of RSUs under the Plan, and the Company’s obligation to issue Shares following the vesting of RSUs, will be subject to Applicable Law. Shares issued to Participants pursuant to the vesting of RSUs may be subject to limitation on sale or resale under Applicable Law.

Any inconsistencies between the Plan and Applicable Law, whether due to inadvertence or to changes in such Applicable Law, will be resolved in favour of the latter.

3.                                                     ADMINISTRATION

3.1                                              Use of Committees

The Board may delegate all or such portion of its powers under this Plan as it may determine to a duly appointed committee of the Board or a senior officer of the Company, either indefinitely or for such period of time as it may specify, and thereafter such committee or senior officer may exercise the powers and discharge the duties of the Board in respect of the Plan so delegated to the same extent as the Board is hereby authorised so to do. If such a committee or senior officer is appointed for this purpose, all references herein to the Board will be deemed to be references to such committee or senior officer. Notwithstanding the foregoing, the Board will not be permitted to delegate its powers hereunder to an executive officer to the extent that such powers relate to the participation in this Plan by senior officers and directors of the Company.

3.2                                              Authority of the Board

The Board shall be responsible for the general administration of the Plan and the proper execution of its provisions, the interpretation of the Plan and the determination of all questions arising hereunder. Subject to the limitations of the Plan, without limiting the generality of the foregoing, the Board has the power and authority to:

(a)          Determine which Eligible Persons are to be granted RSUs and the number of RSUs to be issued to those Eligible Persons;

(b)         determine the terms under which such RSUs are granted including, without limitation, those related to transferability, vesting and forfeiture;

(c)          prescribe the form of RSU Agreement with respect to a particular grant of RSUs;

(d)         interpret the Plan and determine all questions arising out of the Plan and any RSUs granted pursuant to the Plan, which interpretations and determinations will be conclusive and binding on the Company and all other affected persons;

(e)          determine whether a Participant is to be issued a Share or a cash payment equal to the Fair Market Value of such Share in satisfaction of each vested RSU;

(f)            prescribe, amend and rescind rules and procedures relating to the Plan;

(g)          subject to the provisions of the Plan and subject to such additional limitations and restrictions as the Board may impose, delegate to one or more officers of the Company some or all of its authority under the Plan; and

(h)         employ such legal counsel, independent auditors, third party service providers and consultants as it deems desirable for the administration of the Plan and to rely upon any opinion or computation received there from.

The Board’s guidelines, rules, regulations, interpretations and determinations shall be conclusive and binding upon the Company and all other persons, including, in particular and without limitation, the Participants.

4.                                                     GRANT OF RSUs

4.1                                              RSU Agreement

Upon the grant of RSUs, the Company will deliver to the Participant an RSU Agreement dated as of the Grant Date, containing the terms of the RSUs and executed by the Company, and upon delivery to the Company of the RSU Agreement executed by the Participant, such Participant will be a participant in the Plan and have the right to receive Shares or cash payments on the terms set out in the RSU Agreement and in the Plan. Subject to any specific variations approved by the Board, all terms and conditions set out herein will be deemed to be incorporated into and form part of each RSU Agreement made hereunder.

4.2                                              Shares Reserved

The maximum number of Shares which may be made subject to issuance under RSUs granted under this Plan is 10,000,000 Shares, less the total of:

(a)          the aggregate number of Shares that are, from time to time, subject to issuance under outstanding rights that have been issued by the Company under any other Share Compensation Arrangement, including outstanding Share purchase options issued by the Company under its Amended and Restated Share Option Plan; and

(b)         the net number of Shares that, subsequent to the date hereof, are issued pursuant to a right granted under this Plan or any other Share Compensation Arrangement,

subject to adjustment under Section 6.1 (the “Plan Limit”).

For greater certainty:

(c)          in the event a right to acquire Shares under this Plan or any other Share Compensation Arrangement expires unexercised or is terminated by reason of dismissal of the holder of the right for cause or is otherwise lawfully cancelled prior to such right resulting in the issuance of Shares, then the Shares that were issuable thereunder will be added back into the aggregate number of Shares that may be, from time to time, made subject to issuance under a right granted under this Plan or any other Share Compensation Arrangement; and

(d)         if an optionee under the Company’s Amended and Restated Share Option Plan pays the exercise price (and/or any applicable withholding taxes) of an option by surrendering previously owned Shares, or arranges to have the appropriate number of optioned shares otherwise issuable upon exercise of an option withheld, then the Shares that would have been issued upon exercise of the option equal in number to the surrendered and/or withheld Optioned Shares and Common Shares shall not count towards the maximum number of Shares that may be made subject to issuance under this Plan or any other Share Compensation Arrangement.

4.3                                              Limitations of RSUs to Insiders

Notwithstanding anything in this Plan to the contrary,

(a)          the aggregate number of Shares that may be made subject to issuance to Insiders pursuant to RSUs granted under the Plan and under any other Share Compensation Arrangement may not exceed 10.0% of the number of Shares outstanding at the Grant Date (on a non-diluted basis); and

(b)         the aggregate number of Shares that may be issued to Insiders pursuant to RSU’s granted under the Plan and under any other Share Compensation Arrangement, within any one year period, may not exceed 10.0% of the number of Shares outstanding at the end of such period (on a non-diluted basis).

4.4                                              Limitations of RSUs to any One Person

Unless permitted by Regulatory Approval and, if required by Applicable Law, shareholder approval is obtained, the maximum number of Shares which may be reserved for issuance, from time to time, to any one Eligible Person under the Plan and any Share Compensation Arrangement may not exceed 5.0% of the number of Shares outstanding at the Grant Date (on a non-diluted basis).

4.5                                              Grant and Vesting of RSUs

(a)          Subject to the terms of the Plan, the Board may from time to time grant to any Eligible Person the number of RSUs the Board deems appropriate.

(b)         RSUs shall consist of a grant of units, each of which represents the right of the Participant to receive one Share or a cash payment equal to the Fair Market Value of such Share, subject to the terms and conditions contained herein and such additional terms and conditions as the Board deems appropriate, consistent with Applicable Law.

(c)          The Board shall have the discretion to determine the Vesting Date for each RSU or any other vesting requirements (to be set forth in the RSU Agreement).

4.6                                              Third Party Offer

If an offer to purchase all of the outstanding Shares of the Company is made by a third party, the Board may, in its sole discretion, to the extent permitted by Applicable Law and upon giving each Participant written notice to that effect, require the acceleration of the vesting of RSUs. All determinations of the Board under this Section will be final, binding and conclusive for all purposes.

4.7                                              Change in Control

Upon the occurrence of a Change in Control, all outstanding RSUs at that time shall automatically and irrevocably vest in full.

4.8                                              Participant’s Account

The Company shall maintain an Account for each Participant and, upon the grant of RSUs to a Participant, the Board shall cause the Participant’s Account to be credited with the number of RSUs granted. Any RSU held by a Participant that fails to vest or that vests and a Share or cash payment equal to the Fair Market Value of such Share is delivered to a Participant in satisfaction of such vested RSU shall be cancelled from the Participant’s Account.

4.9                                              Vested RSUs

A Participant may elect, by notice to the Company prior to the applicable Vesting Date, to receive for each RSU that has vested pursuant to the Plan and in accordance with and subject to the terms of the RSU Agreement relating to such RSU, one Share or a cash payment equal to the Fair Market Value of such Share. Notwithstanding any such election by a Participant, the Board reserves the right to determine whether a Participant is to be issued a Share or a cash payment equal to the Fair Market Value of such Share in satisfaction of each vested RSU.

The issuance of Shares or the cash payment to a Participant by the Company in satisfaction of vested RSUs will be made as soon as practicable after the Vesting Date.

4.10                                       Withholding Tax

The Participant will be solely responsible for paying any applicable withholding taxes arising from the grant or vesting of any RSU and payment is to be made in a manner satisfactory to the Company. Notwithstanding the foregoing, the Company will have the right to withhold from any cash amounts otherwise due or to become due from the Company to the Participant, an amount equal to any such taxes.

Notwithstanding the foregoing, immediately upon delivery of any Shares pursuant to Section 4.9, the Company shall have the right to require that a Participant sells a given number of Shares, the net proceeds of which shall be sufficient to cover any applicable withholding taxes and other source deductions required by Applicable Law to be withheld by the Company in connection with the total payments made in satisfaction of the Participant’s vested RSUs.

4.11                                       Termination of Employment

Unless otherwise determined by the Board, in its sole discretion, or specified in the applicable RSU Agreement:

(a)          upon the voluntary resignation or the termination for cause of a Participant, all of the Participant’s RSUs which remain unvested in the Participant’s Account shall be forfeited without any entitlement to such Participant. If the Participant has an employment or consulting agreement with the Company, the term “cause” shall have the meaning given to it in the employment or consulting agreement.

(b)         upon the termination without cause or death of a Participant, the Participant or the Participant’s beneficiary, as the case may be, shall have a number of RSUs become vested in a linear manner equal to the sum for each grant of RSUs of the original number of RSUs granted multiplied by the number of completed months of employment since the Grant Date divided by the number of months required to achieve the full vesting of such grant of RSUs reduced by the actual number of RSUs that have previously become vested in accordance with Section 4.5. Such vested RSUs shall be settled in accordance with Section 4.9.

4.12                                       No Compensation for Cancelled RSUs

Section 4.11 applies regardless of whether the Participant received compensation in respect of dismissal or was entitled to a period of notice of termination which would otherwise have permitted a greater portion of the RSUs to vest with the Participant. Except as expressly permitted by the Board, all RSUs will cease to vest as at the date upon which the Participant ceases to be an Eligible Person. Participants will not be entitled to any compensation in respect of any RSU that has not vested.

4.13                                       Non-Transferability of RSUs

The assignment or transfer of RSUs, or any other benefits under the Plan, shall not be permitted other than by operation of law.

5.                                                     AMENDMENT

5.1                                              Amendment and Termination of Plan

The Board reserves the right, in its absolute discretion, subject to any necessary Regulatory Approvals, to at any time amend, suspend, terminate or discontinue the Plan, or revoke or alter any action taken in connection therewith, except that no general amendment or suspension of the Plan will, without the written consent of all holders of outstanding RSUs, impair the rights and entitlements of any such holder pursuant to then-outstanding RSUs unless such amendment is the result of a change in the rules and policies of the TSX, all without shareholder or Participant approval, except that this discretionary authority will not extend to the directors the authority to increase the Plan Limit without shareholder approval, excluding, where required by the policies of the TSX, the votes attaching to shares held by persons eligible to be Participants under the Plan. If the Plan is terminated, the provisions of the Plan and any administrative guidelines, and other rules and regulations adopted by the Board and in force at the time of the Plan shall continue in effect during such time as an RSU or any rights pursuant thereto remain outstanding.

5.2                                              Powers of Board Survive

The full powers of the Board provided for in the Plan will survive the termination of the Plan until all RSUs have been vested in full or have otherwise expired.

5.3                                              Amendment of Outstanding RSUs

Subject to Regulatory Approval, the Board may, without shareholder or Participant approval, amend or modify in any manner an outstanding RSU to the extent that the Board would have had the authority to initially grant such award as so modified or amended, including without limitation, to change the date or dates as of which an RSU vests, except that no amendment will, without the written consent of all affected Participants, alter or impair any RSU previously granted under the Plan unless as a result of a change in Applicable Law or the Company’s status or classification thereunder.

6.                                                     ADJUSTMENT TO SHARES

6.1                                              Adjustments

Appropriate adjustments in the number of Shares subject to the Plan, as regards RSUs granted or to be granted and the number of Shares subject to RSUs, will be conclusively determined by the Board to give effect to adjustments in the number of Shares resulting from subdivisions, consolidations, substitutions, or reclassifications of the Shares, the payment of stock dividends by the Company (other than dividends in the ordinary course) or other relevant changes in the capital of the Company or from a proposed merger, amalgamation or other corporate arrangement or reorganization involving the exchange or replacement of Shares of the Company for those in another corporation. Any dispute that arises at any time with respect to any such adjustment will be conclusively determined by the Board, and any such determination will be binding on the Company, the Participant and all other affected parties.

6.2                                              Further Adjustments

Subject to Section 6.1 and Applicable Law, if, because of a proposed merger, amalgamation or other corporate arrangement or reorganization, the exchange or replacement of Shares of the Company for those in another corporation is imminent, the Board may, in a fair and equitable manner, determine the manner in which all unvested RSUs rights granted under the Plan will be treated including, without limitation, requiring the acceleration of the time for the vesting of such RSUs and the time for the fulfilment of any conditions or restrictions on such vesting. All determinations of the Board under this Section will be final, binding and conclusive for all purposes.

6.3                                              No Fractional Shares

No fractional Shares shall be issued upon the vesting of RSUs granted under the Plan and, accordingly, if a Participant would become entitled to a fractional Share upon the vesting of an RSU, such Participant shall only have the right to the next lowest whole number of Shares and no payment or other adjustment will be made with respect to the fractional interest so disregarded, and any fractional interest in a Share that would otherwise be delivered upon the vesting of RSUs will be cancelled.

6.4                                              Limitations

The grant of RSUs under the Plan will in no way affect the Company’s right to adjust, reclassify, reorganise or otherwise change its capital or business structure or to merge, amalgamate, reorganise, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets or engage in any like transaction.

7.                                                     GENERAL

7.1                                              Unfunded Plan

The Plan is intended to constitute an “unfunded” plan for incentive compensation. Nothing contained in the Plan (or in any RSU Agreement or other documentation related thereto) shall give a Participant any rights that are greater than those of a general creditor of the Company.

7.2                                              Compliance with Legislation

The Plan, the grant and vesting of RSUs hereunder and the Company’s obligation to deliver Shares or cash payments upon vesting of RSUs is subject to Applicable Law and to such Regulatory Approvals as may, in the opinion of counsel to the Company, be required. Each RSU Agreement will contain such provisions as in the opinion of the Board are required to ensure that no Shares are issued on the vesting of an RSU unless the issuance of such Shares will be exempt from all registration and qualification requirements of securities laws of any jurisdiction and will be permitted under Applicable Law. The Company shall not be obliged by any provision of the Plan or the grant of any RSU hereunder to issue or sell Shares in violation of Applicable Law or any condition of any Regulatory Approval. No RSU shall be granted and no Shares issued or sold hereunder where such grant, issue or sale would require registration of the Plan or of Shares under the securities laws of any jurisdiction and any purported grant of any RSU or issue or sale of Shares hereunder in violation of this provision shall be void. In addition, the Company shall have no obligation to issue any Shares pursuant to the Plan unless such Shares shall have been duly listed, upon official notice of issuance, with the Stock Exchanges. Shares issued and sold to Participants pursuant to the vesting of RSUs may be subject to limitations on sale or resale under Applicable Law. In particular, if required by Applicable Law, an RSU Agreement may provide that shareholder approval to the grant of an RSU must be obtained prior to the vesting of the RSU or to the amendment of an RSU Agreement.

7.3                                              Non-Exclusivity

Nothing contained in the Plan will prevent the Board from maintaining or adopting other or additional Share Compensation Arrangements, subject to obtaining prior Regulatory Approval and shareholder approval, if required.

7.4                                              Employment and Services

Nothing contained in the Plan or in any RSU Agreement will confer upon or imply in favour of any Eligible Person or Participant any right with respect to office, employment or provision of services with the Company, or interfere in any way with the right of the Company, to lawfully terminate the Eligible Person or Participant’s office, employment or service at any time pursuant to the arrangements pertaining to same. Participation in the Plan by an Eligible Person will be voluntary.

7.5                                              Change of Status

A change in the status, office, position or duties of a Participant from the status, office, position or duties held by such Participant on the date on which an RSU was granted to such Participant will not result in a change in the terms of such RSU provided that such Participant remains an Eligible Person.

7.6                                              No Representation or Warranty

The Company makes no representation or warranty as to the future market value of Shares issued in accordance with the provisions of the Plan or to the effect of the Income Tax Act (Canada), the United States Internal Revenue Code, or any other taxing statute governing the RSUs or the Shares issuable thereunder or the tax consequences to a Participant. Compliance with Applicable Law as to the disclosure and resale obligations of each Participant is the responsibility of such Participant and not the Company.

7.7                                              Rights as a Shareholder

Nothing contained in the Plan nor in any RSU granted thereunder shall be deemed to give any Participant any interest or title in or to any Shares of the Company or any rights as a shareholder of the Company or any other legal or equitable right against the Company whatsoever other than with respect to Shares issued following the vesting of RSUs.

7.8                                              Discretion of Board

Subject to the Board’s powers of delegation provided for under this Plan, the awarding of RSUs to any Eligible Person is a matter to be determined solely in the discretion of the Board. The Plan shall not in any way fetter, limit, obligate, restrict or constrain the Board with regard to the allotment or issue of any Shares or any other securities in the capital of the Company or any of its subsidiaries other than as specifically provided for in the Plan.

7.9                                              Notices

The form of all communication relating to the Plan shall be in writing and delivered by recognised overnight courier, certified mail, fax or electronic mail to the proper address or, optionally, to any individual personally. Except as otherwise provided in any RSU Agreement, all notices to the Company or the Board shall be addressed to the Company at its principal business office in Denver, Colorado, Attn: Chief Financial Officer. All notices to Participants, former Participants, beneficiaries or other persons acting for or on behalf of such persons which are not delivered personally to an individual shall be addressed to such person by the Company or its designee at the last address for such person maintained in the records of the Company.

SCHEDULE A—CHANGE IN CONTROL

“Change in Control” shall be deemed to have occurred in respect of the Company if:

(a)           any individual, corporation, partnership, trust or association is or becomes the beneficial owner, directly or indirectly, of voting securities of the Company representing fifty percent (50%) or more of the combined voting power, of the Company’s then outstanding voting securities; or

(b)          individuals who on a particular date constituted the Board of Directors (together with any new directors whose election by the Board of Directors or whose nomination for election to the Board of Directors by the Company’s shareholders was approved by a vote of at least two-thirds of the members of the Board of Directors then in office who either were members of the Board of Directors on such date or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the members of the Board of Director of the Company then in office (a “Change in Board Majority”), and a an individual, corporation, partnership, trust or association has become, at any time during the 120 days before the Change in Board Majority, the ultimate beneficial owner of more than 33 1/3% of the total voting power of the capital stock of the Company of any class or kind ordinarily having the power to vote for the election of directors of the Company on a fully diluted basis; or

(c)           there is consummated either (i) a merger, consolidation, reorganization, share exchange or issuance of securities involving the Company (each a “Business Combination”) unless, immediately after such Business Combination, all or substantially all of the individuals and entities who were the beneficial owners of voting capital of the Company immediately before the Business Combination continue to beneficially own, directly or indirectly, more than 66 2/3% of the then outstanding voting capital of the resulting or acquiring entity in such Business Combination (which shall include, without limitation, a corporation which as a result of such transaction owns the Company or substantially all the Company’s assets either directly or indirectly) in substantially the same proportions as their respective ownership in the outstanding voting capital immediately before such Business Combination; or (ii) the sale or other disposition of any of the Company’s assets for gross proceeds equal to at least two-thirds of the then appraised private enterprise value of the Company; or

(d)          proceedings are commenced by the Company to seek its reorganization, arrangement or the composition or readjustment of its debt or to obtain relief in respect of the Company, in each instance, under any law relating to bankruptcy, insolvency or reorganization; or

(e)           the Board of Directors of the Company adopts a resolution to the effect that, for the purposes of the Plan, a Change in Control has occurred.

SCHEDULE B—FORM OF RSU AGREEMENT

STORM CAT ENERGY CORPORATION

RESTRICTED SHARE UNIT PLAN—RSU AGREEMENT

This RSU Agreement is entered into between Storm Cat Energy Corporation (the “Company”) and the Eligible Person named below, pursuant to the Company’s Restricted Share Unit Plan (the “Plan”), a copy of which is attached hereto, and confirms that:

1.                 on                                                                  (the “Grant Date”);

2.                                                                                       (the “Eligible Person”);

3.                 was granted                                         Restricted Share Units (the “RSUs”), in accordance with the terms of the Plan;

4.                 the RSUs will vest as follows:

Number of RSUs	Vesting On

all on the terms and subject to the conditions set out in the Plan.

By signing this agreement, the Participant:

(a)           acknowledges that he or she has read and understands the Plan, agrees with the terms and conditions thereof which shall be deemed to be incorporated into and form part of this RSU Agreement (subject to any specific variations contained in this RSU Agreement);

(b)          acknowledges that he or she will be solely responsible for paying any applicable withholding taxes arising from the grant or vesting of any RSU, as provided in Section 4.10 of the Plan;

(c)           where allowed by applicable legislation, agrees to assume any employer’s social security contributions due upon the grant or vesting of any RSU;

(d)          agrees that an RSU does not carry any voting rights;

(e)           acknowledges that the value of the RSUs granted herein is in C$ denomination, and such value is not guaranteed;

(f)             recognises that the value of an RSU upon delivery is subject to stock market fluctuations; and

(g)           recognises that, at the sole discretion of the Company, the Plan can be administered by a designee of the Company by virtue of paragraph 3.2(h) and any communication from or to the designee shall be deemed to be from or to the Company.

IN WITNESS WHEREOF the Company and the Eligible Person have executed this RSU Agreement as of                                              .

STORM CAT ENERGY CORPORATION
By:
Name:
Title:
By:
Name:
Title:

Name of Eligible Person

Signature of Eligible Person

Note to Plan Participants

This Agreement must be signed where indicated and returned to the Company within 30 days of receipt. Failure to acknowledge acceptance of this grant will result in the cancellation of your RSUs.

2

STORM CAT ENERGY CORPORATION

000001
SAM SAMPLE
123 SAMPLES STREET		Security Class	COMMON CLASS
SAMPLETOWN SS X9X
Holder Account Number
		C9999999999	I N D

Form of Proxy - Annual General Meeting to be held on June 21, 2007

This Form of Proxy is solicited by and on behalf of Management.

Notes to proxy

1.                  Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).

2.                  If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated.

3.                  This proxy should be signed in the exact manner as the name appears on the proxy.

4.                  If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.

5.                  The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management.

6.                  The securities represented by this proxy will be voted or withheld from voting, or will not be voted if the holder chose to abstain from voting, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.

7.                  This proxy confers discretionary authority in respect of amendments to matters identified in the Notice of Meeting or other matters that may properly come before the meeting.

8.                  This proxy should be read in conjunction with the accompanying documentation provided by Management.

Proxies submitted must be received by 10:00 a.m. Pacific daylight time on Tuesday, June 19, 2007.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

To Vote Using the Telephone	To Vote Using the Internet
• Call the number listed BELOW from a touch tone telephone.	• Go to the following web site: www.investorvote.com
1-866-732-VOTE (8683) Toll Free

If you vote by telephone or the Internet, DO NOT mail back this proxy.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.

Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER, HOLDER ACCOUNT NUMBER and ACCESS NUMBER listed below.

CONTROL NUMBER   014037           HOLDER ACCOUNT NUMBER   C9999999999              ACCESS NUMBER   99999

+	SAM SAMPLE	C9999999999		*C9999999999*	+
		IND	C01	*C9999999999*

Appointment of Proxyholder

The undersigned shareholder ("Registered Shareholder") of Storm Cat Energy Corporation (the "Company") hereby appoint(s): Keith Knapstad, Chief Executive Officer of the Company or failing him, Paul Wiesner, Chief Financial Officer of the Company,

OR	Print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein.

as my/our proxyholder with full power of substitution and to vote in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual General Meeting of Storm Cat Energy Corporation to be held at the offices of Bull, Housser & Tupper LLP, located at 30th Floor, 1055 West

VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.

1. Election of Directors
	For	Withhold		For	Withhold		For	Withhold
01. Robert J. Clark	☐	☐	02. Michael O'Byrne	☐	☐	03. Robert Penner	☐	☐

04. Jon Whitney	☐	☐	05. David Wight	☐	☐	06. Michael J. Wozniak	☐	☐

2. Appointment of Auditors	For	Against	Withhold/Abstain
To ratify the Audit Committee's selection of and appoint Hein & Associates LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2007.	☐	☐	☐

3. Amended and Restated Share Option Plan with Respect to Blackout Periods	For	Against	Abstain
To approve an amendment to the Company’s Amended and Restated Share Option Plan with respect to blackout period option expiration dates.	☐	☐	☐

4. Amended and Restated Share Option and any Outstanding Options	For	Against	Abstain

To approve an amendment to the Company’s Amended and Restated Share Option Plan to include more detailed provisions regarding director discretionary authority to amend the Amended and Restated Share Option Plan and any outstanding option without shareholder approval.

	☐	☐	☐

5. Amendment to Restricted Share Unit Plan	For	Against	Abstain

To approve an amendment to the Company's Restricted Share Unit Plan to include more detailed provisions regarding director discretionary authority to amend the Restricted Share Unit Plan or any outstanding restricted share unit without shareholder approval.

	☐	☐	☐

Authorized Signature(s) - This section must be completed for your instructions to be executed.	Signature(s)

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted as recommended by Management.

/ /